As filed with the Securities and Exchange Commission on July 13, 2007

1933 Act File No. 333-143269

1940 Act File No. 811-22071

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

(Check appropriate box or boxes)

☐	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒	Pre-Effective Amendment No. 1

☐	Post-Effective Amendment No.

and

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒	Amendment No. 1

Nuveen Multi-Currency Income Fund

Exact Name of Registrant as Specified in Declaration of Trust

333 West Wacker Drive, Chicago, Illinois 60606

Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

(800) 257-8787

Registrant’s Telephone Number, including Area Code

Kevin J. McCarthy

Vice President and Secretary

333 West Wacker Drive

Chicago, Illinois 60606

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies of Communications to:

Stacy H. Winick	Eric F. Fess	Sarah E. Cogan
Bell, Boyd & Lloyd LLP	Chapman and Cutler LLP	Simpson Thacher & Bartlett LLP
1615 L Street, N.W., Suite 1200	111 W. Monroe	425 Lexington Avenue
Washington, DC 20036	Chicago, IL 60603	New York, NY 10017

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box)

☒ when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee (2)
Common Shares, $0.01 par value	1,000 Shares	$20.00	$20,000	$0.61

(1)	Estimated solely for the purpose of calculating the registration fee.

(2)	All of which has previously been paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED                 , 2007

PROSPECTUS

                 Shares

Nuveen Multi-Currency

Income Fund

Common Shares

$20.00 per Share

Investment Objective. The Fund is a newly organized, non-diversified, closed-end management investment company. The Fund’s investment objective is to provide an attractive level of current income and total return. The Fund seeks to achieve its investment objective primarily through direct investments in, and indirect exposure to, international government securities. The Fund will invest directly in international (non-U.S.) government securities. The Fund will obtain indirect exposure to international (non-U.S.) government securities through the purchase of forward currency contracts and other derivative instruments, the returns of which are linked to or associated with the returns of such international government securities. The Fund’s investments will be denominated in, or otherwise provide exposure to, multiple international (non-U.S.) currencies.

No Prior History. Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value, which creates a risk of loss for investors when they sell shares purchased in the initial public offering.

(continued on following page)

Investing in the Fund’s common shares involves certain risks that are described in the “Risks” section beginning on page          of this prospectus.

	Per Share	Total(1)
Public offering price	$20.00
Sales load(2)	$.90
Estimated offering expenses(3)	$.04
Proceeds, after expenses, to the Fund	$19.06

(1)	The underwriters have an option to purchase up to additional shares of the Fund at the public offering price, less the sales load, within 45 days of the date of this prospectus to cover any over-allotments. If the underwriters exercise this option in full, the total public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $ , $ , $ and $ , respectively. See “Underwriting” on page of this prospectus.
(2)	[Nuveen Asset Management, the Fund’s investment adviser, has agreed to pay from its own assets a structuring fee to Wachovia Capital Markets, LLC in the amount of $ and additional compensation to .] See “Underwriting”.
(3)	In addition to the sales load, the Fund will pay offering expenses of up to $.04 per common share, estimated to total $ , which will reduce the proceeds to the Fund. Nuveen Investments, LLC has agreed to (i) reimburse all organizational costs of the Fund and (ii) pay all offering costs of the Fund (other than sales load) that exceed $.04 per common share.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Delivery of the common shares will be made on or about                 , 2007.

Wachovia Securities Nuveen Investments, LLC

The date of this prospectus is                 , 2007.

(continued from previous page)

Portfolio Contents. The Fund seeks to achieve its investment objective primarily through direct investments in, and indirect exposure to, international government securities. The Fund will invest directly in international (non-U.S.) government securities (“Direct Investments”). The Fund also may invest in international corporate fixed income securities (“International Corporate Investments”). “International” includes both U.S. and non-U.S. securities unless otherwise noted. Under normal circumstances, the Fund will invest approximately 50% of its net assets in Direct Investments and International Corporate Investments. The Fund will obtain indirect exposure to international (non-U.S.) government securities through the purchase of forward currency contracts and other derivative instruments , the returns of which are linked to or associated with returns of such international government securities (“Indirect Investments”). The Fund’s Indirect Investments provide the approximate difference in return performance, measured in U.S. dollars, of particular international (non-U.S.) government securities relative to high quality U.S. fixed income securities. Initially, the Fund expects that the average credit quality of the governments underlying the Fund’s Direct Investments and Indirect Investments (weighted by reference to their notional value) will be A-. Under normal circumstances, the notional amount of the Fund’s Indirect Investments will be approximately 100% of the value of the Fund’s net assets. The approximately 50% of the Fund’s net assets invested in Direct Investments and International Corporate Investments plus the notional amount of Indirect Investments, equal to approximately 100% of net assets, means that the Fund effectively has leveraged exposure equal to approximately 150% of the Fund’s net assets (and may have up to a maximum exposure of 175% of the Fund’s net assets). The Fund also may invest in or sell forward currency contracts to gain short exposure to select eligible countries for investment purposes. The Fund does not expect to hedge the currency risk associated with its exposure to international (non-U.S.) government securities.

The Fund’s Indirect Investments typically require no immediate cash outlay by the Fund, so under normal circumstances, the Fund will invest the approximately 50% of its net assets not otherwise invested in Direct Investments and International Corporate Investments in debt securities of the U.S. Government and its agencies and instrumentalities, U.S. Government mortgage-backed securities, commercial paper and certain asset-backed securities, each with effective durations of one year or less and with an average credit quality of AA or higher.

The Fund will maintain a dollar-weighted portfolio duration, including the impact of effective leverage, of no more than five years. Because the Fund’s average duration measures the sensitivity of the Fund’s net asset value to changes in international (non-U.S.) interest rates, that measure may not accurately portray the expected sensitivity of the Fund’s net asset value to changes in U.S. interest rates.

The Fund’s investments will be from 10 to 20 countries selected from a pool of approximately 30 eligible countries, including emerging market countries (also commonly referred to as developing market countries).

Investment Adviser. Nuveen Asset Management, the Fund’s investment adviser, will be responsible for the Fund’s overall strategy and operations and implementation of the Fund’s investment strategy.

The Fund’s common shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. The trading or “ticker” symbol is “JGR.”

You should read this prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated                 , 2007, and as it may be supplemented, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page          of this prospectus, annual and semi-annual reports to shareholders when available, and other information about the Fund, and make shareholder inquiries by calling (800) 257-8787, by writing to the Fund or from the Fund’s website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus. You also may obtain a copy of the Statement of Additional Information (and other information regarding the Fund) from the Securities and Exchange Commission’s website (http://www.sec.gov).

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus. The Fund’s prospects and, after it commences investment operations, its business, financial condition and results of operations, each may have changed since the date on the front of this prospectus. The Fund will amend this prospectus if there are any material changes to the information provided subsequent to the date of the prospectus and prior to completion of this offering.

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PROSPECTUS SUMMARY

This is only a summary. You should review the more detailed information contained elsewhere in this prospectus and in the Statement of Additional Information prior to making an investment in the Fund, especially the information set forth under the heading “Risks.”

The Fund	Nuveen Multi-Currency Income Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.

The Offering

The Fund is offering              common shares of beneficial interest at $20.00 per share through a group of underwriters (the “Underwriters”) led by Wachovia Capital Markets, LLC,                  and Nuveen Investments, LLC (“Nuveen”). The common shares of beneficial interest are called “Common Shares” in this prospectus. You must purchase at least 100 Common Shares in this offering. The Fund has given the Underwriters an option to purchase up to              additional Common Shares to cover orders in excess of                  Common Shares. See “Underwriting.” Nuveen has agreed to (i) reimburse all organizational costs of the Fund and (ii) pay all offering costs of the Fund (other than sales load) that exceed $.04 per Common Share.

Who May Want to Invest

You should consider your own investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. The Fund may be an appropriate investment for you if you are seeking:

•	Potential for attractive current income and total return;

•	Exposure to international fixed income securities;

•	Returns with low historical correlation to U.S. stocks and bonds;

•	Potential to take advantage of a weakening U.S. dollar;

•	Greater portfolio diversification;

•	Fixed-income investment alternatives;

•	A primarily investment grade portfolio of investments; and

•	Exposure to fixed income securities in developing markets around the world.

However, keep in mind that you will need to assume the risks associated with an investment in the Fund. See “Risks.”

Investment Objective and Policies

The Fund’s investment objective is to provide an attractive level of current income and total return. The Fund’s investment objective and certain investment policies are considered fundamental and may not be changed without shareholder approval. The Fund cannot assure you that it will attain its investment objective. See “The Fund’s Investments” and “Risks.”

The Fund seeks to achieve its investment objective primarily through direct investments in, and indirect exposure to, international government securities. “International” includes both U.S. and non-U.S. securities unless otherwise noted. The Fund will invest directly in international (non-U.S.) government securities (“Direct Investments”) and will obtain indirect exposure to international (non-U.S.) government securities through the purchase of forward currency contracts and other derivative instruments, the returns of which are linked to or associated with returns of such international government securities (“Indirect Investments”). The Fund also may invest in or sell forward currency contracts to gain short exposure to select eligible countries for investment purposes. The Fund’s Indirect Investments provide the approximate difference in return performance, measured in U.S. dollars, of particular international (non-U.S.) government securities relative to high quality U.S. fixed income securities. The Fund’s Direct Investments and Indirect Investments will, and the International Corporate Investments (as defined below) may, be denominated in, or otherwise provide exposure to, multiple international (non-U.S.) currencies. The Fund expects that its Indirect Investments primarily will be non-deliverable forward currency contracts (commonly referred to as “NDFs”), which are contractually required to settle in cash on a net basis (and that provide exposure to the currencies of non-U.S. countries).

The Fund also may invest up to 17.5% of its net assets in international corporate fixed income securities (“International Corporate Investments”). Initially, the Fund expects to invest directly in International Corporate Investments, but in the future the Fund may invest indirectly, through derivatives, in International Corporate Investments.

Under normal circumstances:

•

The Fund will invest approximately 50% of its net assets in Direct Investments and International Corporate Investments (“net assets” means the Fund’s total net assets attributable to Common Shareholders and include the value of its Direct Investments, International Corporate Investments and Collateral plus or minus the gains or losses on its Indirect Investments) ; and

•

The sum of the notional amounts of the Fund’s long and short Indirect Investments will be approximately 100% of the value of the Fund’s net assets (“notional” refers to the value of the underlying assets of a derivative instrument at a specified quantity and price).

The sum of the value of the Fund’s Direct Investments, the notional value of its long and short Indirect Investments and the value of its exposure to International Corporate Investments is collectively referred to as the Fund’s “Investment Exposure.” The Fund’s short positions are not netted against its long positions in determining the Fund’s Investment Exposure. The approximately 50% of the

Fund’s net assets invested in Direct Investments and International Corporate Investments, plus the notional amount of Indirect Investments equal to approximately 100% of net assets, means that the Fund effectively has leveraged Investment Exposure equal to approximately 150% of the Fund’s net assets, an effective leverage ratio of 33% (and may have up to a maximum Investment Exposure of 175% of the Fund’s net assets with an effective leverage ratio of 43%). The Fund’s Indirect Investments have the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. See “Risks—Additional Investment Exposure (Effective Leverage) Risk” and “—Other Investment Techniques” below. The Fund does not expect to hedge the currency risk associated with its exposure to those international (non-U.S.) government securities.

The Fund’s Indirect Investments typically require no immediate cash outlay by the Fund, so under normal circumstances, the Fund will invest the approximately 50% of its net assets not otherwise invested in Direct Investments and International Corporate Investments in debt securities of the U.S. Government and its agencies and instrumentalities, U.S. Government mortgage-backed securities, commercial paper and certain asset-backed securities (collectively, “Collateral”), with effective durations of one year or less, with an average credit quality of AA or higher and with no individual item of Collateral being rated below BBB.

The Fund will invest in investments from 10 to 20 countries selected from a pool of approximately 30 Eligible Countries (as defined below), including emerging market countries. Nuveen Asset Management (“NAM”), the Fund’s investment adviser, has identified an initial pool of approximately 30 eligible countries, as set forth in Appendix A of this prospectus, from which to construct the Fund’s portfolio (the “Eligible Countries”). Countries may be removed and additional countries may be added at any time to the list of Eligible Countries as deemed appropriate by NAM.

Under normal circumstances, the Fund intends that at least 67% of its maximum Investment Exposure will be invested in, or related to, obligors of investment grade quality, which include those that, at the time of investment, are (i) rated by at least one nationally recognized statistical rating organization (“NRSRO”) within the four highest grades (BBB- or Baa3 or better by Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings (“Fitch”)), or (ii) unrated but judged by NAM to be of comparable quality. Initially, the Fund expects that the average credit quality of the governments underlying the Fund’s Direct Investments and Indirect Investments (weighted by reference to their notional value) will be A-. The Fund intends that no more than 33% of its maximum Investment Exposure (equivalent to no more than 58% of the Fund’s net assets) will be rated below investment grade or will be unrated but judged to be of comparable quality, commonly referred to as “junk bonds”.

Forward currency contracts, including NDFs, and swaps involve obligations of one party to purchase, and another party to sell, a specific security or currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time at which the contract is made. These contracts are traded in the over-the-counter (“OTC”) derivatives market and entered into directly between traders and their customers. An NDF is a particular type of cash-settled forward currency contract that is generally, but not exclusively, used to efficiently gain effective investment exposure to international (non-U.S.) government securities.

Forward currency contracts enable the Fund to gain economic exposure to the returns (reflecting foreign exchange rate changes)

of instruments in a specified country. The Fund will make investments in forward currency contracts, including NDFs, primarily to gain long exposure to Eligible Countries. The Fund also may invest in or sell forward currency contracts to gain short exposure to select Eligible Countries that have relatively low interest rates or that otherwise have the potential to depreciate relative to the U.S. dollar or other positions in the portfolio. The Fund intends that its short positions in Eligible Countries will be no more than 20% of the Fund’s maximum Investment Exposure (equivalent to no more than 35% of the Fund’s net assets). The returns of forward currency contracts are substantially equivalent to the returns earned by borrowing U.S. dollars at interest rates and investing those dollars in government securities in a specified foreign country. To the extent that the Fund has U.S.-based Collateral to cover a portion of its forward foreign currency contracts, those “collateralized” forward currency contracts will have returns that closely emulate the returns of the government securities in those countries. Alternatively, to the extent that the notional amount of the Fund’s forward currency contracts exceeds the value of the Fund’s U.S.-based Collateral, those “uncollateralized” forward currency contracts will provide a return equal to the difference between the rate of return of instruments that pay LIBOR (the rate charged by one bank to another for lending money) in the foreign country to which the forward currency contract relates, and the rate of return on U.S. instruments that pay LIBOR, taking into account changes in the relative value of such foreign LIBOR and U.S. LIBOR instruments due to changes to foreign exchange rates.

Other Investment Techniques. The Fund may use a variety of other investment techniques both to seek to increase the Fund’s total return and to seek to hedge against declines in portfolio value due to its exposure to interest rate movements, movements in the securities markets, and non-U.S. currency exposure. The Fund also may invest in derivative instruments, such as interest rate transactions (including interest rate swaps), total return swaps, indexed securities, futures, options on futures and foreign exchange transactions. For example, in order to seek to increase the Fund’s return during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates in a given country), the Fund may enter into long (purchasing) and short (selling) positions through interest rate swaps with respect to the same Eligible Country. Any such short positions will not count towards the 20% limitation (as a percentage of the Fund’s maximum Investment Exposure, equivalent to 35% of the Fund’s net assets) on the Fund’s short positions, as described above, but any such long positions will count towards the Fund’s maximum Investment Exposure. See “The Fund’s Investments—Interest Rate Transactions and Swaps” and the Statement of Additional Information for further information on these investment techniques.

Other Portfolio Characteristics and Information

Under normal circumstances:
•	The Fund intends that its short positions in Eligible Countries will be no more than 20% of the Fund’s maximum Investment Exposure (equivalent to no more than 35% of the Fund’s net assets).

•	The Fund intends that its International Corporate Investments will be no more than 10% of the Fund’s maximum Investment Exposure (equivalent to no more than 17.5% of the Fund’s net assets).

•

Other than as noted below, the Fund’s exposure to a single country outside of the U.S. will not exceed 20% of its maximum Investment Exposure (equivalent to approximately 35% of the Fund’s net assets). The Fund’s exposure to the Japanese Yen, British Pound, Swiss Franc and the Euro are not subject to this 20% limitation, and the Fund may invest more than 20% of its maximum Investment Exposure in one or more of those currencies.

•

The Fund’s exposure to a single geographic region (regions consist of Africa, Asia, Developed Europe, Emerging Europe, Latin America, Middle East, and North America) will not exceed 40% of its maximum Investment Exposure (equivalent to approximately 70% of the Fund’s net assets).

•

The Fund expects to maintain a dollar-weighted portfolio duration, including the impact of effective leverage, of no more than five years. Because the Fund’s average duration measures the sensitivity of the Fund’s net asset value to changes in international (non-U.S.) interest rates, that measure may not accurately portray the expected sensitivity of the Fund’s net asset value to changes in U.S. interest rates.

•	No single Investment held by the Fund will have a maturity of greater than 12 years.

•	Although the Fund has no current intention of using financial leverage by issuing any preferred shares of beneficial interest (“FundPreferred™” shares) or incurring any borrowing or issuing commercial paper or notes (collectively, “Borrowings”), the Fund’s Indirect Investments may have the economic effect of financial leverage. See “Risks—Additional Investment Exposure (Effective Leverage) Risk.” For purposes of the Fund’s management fee (as discussed below), the Fund’s net assets, including assets attributable to any FundPreferred shares that may be outstanding and the principal amount of any Borrowings, are called “Managed Assets.”

During temporary defensive periods or in order to keep the Fund’s cash fully invested, including the period during which the net proceeds of the offering of Common Shares are being invested, the Fund may deviate from its investment objective to invest additional amounts in Collateral instead of in Direct Investments, Indirect Investments and International Corporate Investments, and may not be able to achieve its investment objective. For a more complete discussion of the Fund’s portfolio composition, see “The Fund’s Investments.”

Investment Adviser	Nuveen Asset Management will be the Fund’s investment adviser.

NAM, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $166 billion of assets under management as of March 31, 2007. According to Thomson Financial, Nuveen is the leading sponsor of closed-end funds as measured by the number of funds (117) and the amount of fund assets under management (approximately 53 billion) as of March 31, 2007. NAM had approximately $65 billion in assets under management as of March 31, 2007.

The Fund will pay NAM an annual management fee, payable monthly, in a maximum amount equal to         % of the Fund’s average daily Managed Assets. This maximum fee is equal to the sum of a “fund-level fee” and a “complex-level fee.” The fund-level fee is a maximum of         % of the Fund’s average total daily Managed Assets, with lower fee levels for fund-level assets that exceed $500 million. The complex-level fee is a maximum of 0.20% of the Fund’s daily Managed Assets based on the daily Managed Assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the U.S., with lower fee levels for complex-level assets that exceed $55 billion. Based on complex-level assets of approximately $72.8 billion as of March 31, 2007, the complex-level fee would be .1834% of the Fund’s Managed Assets and the total fee to NAM would be         % of Managed Assets (assuming Fund Managed Assets of $500 million or less). For more information on fees and expenses, including fees attributable to Common Shares, see “Management of the Fund.”

Distributions	Commencing with the first distribution, the Fund will pay quarterly distributions to holders of Common Shares (“Common Shareholders”) that will be composed of, in addition to net investment income, supplemental amounts generally representing realized capital gains or, possibly, returns of capital representing either unrealized capital gains or a return of your original investment. Periodic distributions that include such supplemental amounts are sometimes referred to as “managed distributions.” The Fund expects to declare its initial Common Share distribution approximately 45 to 90 days, and to pay that distribution approximately 60 to 120 days, from the completion of this offering, depending on market conditions.

The Fund will seek to establish a distribution rate that roughly corresponds to NAM’s projections of the total return that could reasonably be expected to be generated by the Fund over an extended period of time. NAM, in making such projections, may consider long-term historical returns and a variety of other factors. The distribution rate will not be solely dependent on the amount of income earned on capital gains realized by the Fund. Distributions can only be made after paying accrued dividends to FundPreferred shareholders, if any, and any interest and required principal payments on Borrowings, if any.

If, for any quarterly distribution, the accumulated amount of undistributed net investment income and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s net assets. In order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. The Fund’s final distribution for each calendar year will include any remaining net investment income undistributed during the year and may include any remaining net realized capital gains undistributed during the year.

The Fund’s actual financial performance will likely vary significantly from quarter-to-quarter and from year-to-year, and there may be extended periods of up to several years when the distribution rate will exceed the Fund’s actual total returns. The Fund’s projected or actual distribution rate is not a prediction of what the Fund’s actual total returns will be over any specific future period.

As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund’s distribution policy could change. To the extent that the total return of the Fund’s overall strategy exceeds the distribution rate for an extended period, the Fund may be in a position to increase the distribution rate or distribute supplemental amounts to shareholders. Conversely, if the total return of the Fund’s overall strategy is less than the distribution rate for an extended period of time, the Fund will effectively be drawing upon its net assets to meet distribution payments. Similarly, for tax purposes such distributions by the Fund may consist in part of a return of capital to Common Shareholders. The exact tax characteristics of the Fund’s distributions will not be known until after the Fund’s fiscal year-end. Common Shareholders should not confuse a return of capital distribution with “dividend yield” or “total return.” See “Distributions” and “Tax Matters” for additional information.

At the same time that it pays a quarterly distribution, the Fund will post on its website (www.nuveen.com/cef), and provide to Common Shareholders, a written notice of the estimated sources and tax characteristics of the Fund’s distributions on a year-to-date basis, in compliance with a federal securities law. These estimates may, and likely will, vary over time based on the activities of the Fund and changes in the value of portfolio investments. The final determination of the source and tax characteristics of all distributions will be made after December 31 in each year, and reported to Common Shareholders on Form 1099-DIV early the following year.

As explained more fully below in “Tax Matters,” at least annually, the Fund intends to distribute to Common Shareholders any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) not otherwise distributed as a component of the quarterly distribution or, alternatively, to retain all or a portion of the year’s net capital gain and pay U.S. federal income tax on the retained gain.

Distributions will be reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan unless a Common Shareholder elects to receive cash. See “Distributions,” “Dividend Reinvestment Plan” and “Tax Matters.” The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its quarterly distributions at any time.

Listing

The Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. The trading or “ticker” symbol is “JGR.” See “Description of Shares—Common Shares.” Because of this exchange listing, the Fund may sometimes be referred to in public communications as an “exchange-traded closed-end fund.”

Custodian and Transfer Agent	State Street Bank and Trust Company will serve as custodian and transfer agent for the Fund. See “Custodian and Transfer Agent.”

Special Risk Considerations

Investment in the Fund involves special risk considerations, which are summarized below. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program. See “Risks” for a more complete discussion of the special risk considerations of an investment in the Fund.

No Prior History. The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations.

Investment and Market Risk. An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. See “Risks-Investment and Market Risk.”

Market Discount from Net Asset Value and Expected Reductions in Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their net asset value, which creates a risk of loss for investors when they sell shares purchased in the initial public offering. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of investment activities. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. The Fund cannot predict whether the Common Shares will trade at, above or below net asset value. Proceeds from the sale of Common Shares in this offering will be reduced by 4.5% (the amount of the sales load as a percentage of the offering price), making the Fund’s net asset value per Common Share equal $            . The net asset value of the Fund and the net asset value per Common Share are then further reduced by the amount of offering expenses paid by the Fund (estimated to be an additional         % as a percentage of the offering price). The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Currency Risk. Changes in exchange rates will affect the value of the Fund’s Direct Investments, Indirect Investments and International Corporate Investments and the loss implied by an adverse movement in exchange rates may exceed the local currency return of an investment. A general strengthening of the U.S. dollar is expected to result in currency losses to the Fund. There can be no assurance that the currencies in the selected positions will appreciate or depreciate in the manner anticipated. The value of any currency, including those of the Eligible Countries, relative to the U.S. dollar may be affected by complex political and economic factors. The exchange rate of each non-U.S. currency in terms of the U.S. dollar is at any moment a result of the supply and demand for the two currencies, and changes in the exchange rate result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the applicable Eligible Country and the U.S., including economic and political developments in other countries. Currency exchange rates may be particularly affected by the relative rates of inflation, interest rate levels, the balance of payments and the extent of governmental surpluses or deficits in such non-U.S. countries and in the U.S., all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of such non-U.S. countries, the U.S. and other countries important to international trade and finance. Governments, including those of the Eligible Countries, may use a variety of techniques, such as intervention by the central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their respective currencies. They also may issue a new currency to replace an existing currency or alter the exchange rate or relative exchange characteristics by devaluation or revaluation of a currency. The liquidity and trading value of currencies could be affected by the actions of non-U.S. governments, which could change or interfere with theretofore freely determined currency valuation, fluctuations in response to other market forces and the movement of currencies across borders. These risks will be amplified to the extent that the Fund invests a significant portion of its assets in any one Eligible Country.

The currency market is a global, around-the-clock market. Therefore, the hours of trading for shares of the Fund will not always conform to the hours during which non-U.S. currencies and U.S. dollars are traded. Significant price and rate movements may take place in the underlying foreign exchange markets that will not be reflected immediately in the price of the Fund’s Common Shares. Historically, the volatility of certain currencies has been much greater than that of stocks and bonds.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if international interest rates decline. If international interest rates decline, the Fund may invest the proceeds from matured Direct Investments and Indirect Investments at market interest rates that are below the Fund portfolio’s current earnings rate. A decline in income could affect the Common Shares’ market price or the Fund’s current income or total return. During such periods, the Fund may be unable to meet its investment objective and may need to reduce its distribution to Common Shareholders.

International (Non-U.S.) Government Securities Risk. Under normal circumstances, the Fund will invest approximately 50% of its net assets in Direct Investments and International Corporate Investments. Direct Investments can involve a high degree of risk. The governmental entity that controls the repayment of debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, a decline in its financial status, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a governmental entity may be subject. Non-U.S. governmental entities may default on their debt. Holders of international (non-U.S.) government obligations may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt. To the extent the Fund invests a significant portion of its net assets in debt securities of a particular country, the Fund will be more susceptible to economic, political and regulatory factors effecting issuers in that country.

Emerging Markets Securities Risk. The Fund may invest in emerging market countries (also commonly referred to as developing market countries). The risks of investments are usually much greater in emerging markets countries. Investments in emerging markets may be considered speculative. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, including sudden, significant devaluations. In addition, the securities and currencies of many of these countries may have far lower trading volumes and less liquidity than those of developed countries. If the Fund’s Direct Investments, Indirect Investments and International Corporate Investments issued by an emerging market country need to be liquidated quickly, the Fund could sustain significant transaction costs. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to non-U.S. investment than those of more developed countries, such as expropriation, confiscatory taxation and nationalization of assets and securities. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of their currencies.

Non-Diversification and Concentration Risk. Because the Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. In addition, the Fund’s exposure (i) to a single country outside the U.S. may represent up to 20% of its maximum Investment Exposure (equivalent to approximately 35% of its net assets) and (ii) to a single geographic region may represent up to 40% of its maximum Investment Exposure (equivalent to approximately 70% of its net assets). As a result, the Fund will be more susceptible than a diversified fund to any single economic, political or regulatory occurrence of any country or region in which the Fund invests. See “The Fund’s Investments” and “Risks—Non-Diversification and Concentration Risk.”

Interest Rate Risk. Interest rate risk is the risk that the Direct Investments, Indirect Investments, International Corporate Investments and other debt securities, including Collateral, in the Fund’s portfolio will decline in value because of increases in market interest rates. This is the risk that the value of such securities may fall when interest rates rise and rise when interest rates decline.

Additional Investment Exposure (Effective Leverage) Risk. The Fund’s long and short Indirect Investments have an economic effect similar to financial leverage by creating investment exposure in addition to the exposure to Direct Investments and Collateral. The Fund will invest approximately 50% of its net assets in Direct Investments and International Corporate Investments. The Fund will then make investments in Indirect Investments (including primarily in NDFs) to gain exposure to non-U.S. government securities, typically without any immediate cash outlay. Under normal circumstances, the notional amount of the Fund’s Indirect Investments will be approximately 100% of the value of the Fund’s net assets. The approximately 50% of the Fund’s net assets invested in Direct Investments and International Corporate Investments plus the notional amount of Indirect Investments, equal to approximately 100% of net assets, means that the Fund effectively has leveraged Investment Exposure equal to approximately 150% of the Fund’s net assets (and may have up to a maximum Investment Exposure of 175% of net assets), which imply leverage to total asset ratios of 33% and 43%, respectively. This increase of total Investment Exposure, similar to financial leverage, presents special risks, including the possibility of greater loss, increased transaction costs and greater volatility in the net asset value and market price of the Common Shares. See also “Risks—Leverage Risk.”

Forward Currency Contracts Risk. Forward currency contracts are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward currency markets are not required to continue to make markets in the securities or currencies they trade and these markets can experience periods of illiquidity, sometimes of significant duration. In addition, trading forward currency contracts can have the effect of financial leverage by creating additional investment exposure. See also “Risks—Leverage Risk.”

Below-Investment Grade Securities Risk. The Fund may invest up to 33% of its maximum Investment Exposure (equivalent to no more than 58% of the Fund’s net assets) in, or related to, obligors with a credit rating of below investment grade. Investments in, or related to, obligors of below investment grade quality, commonly referred to as “junk bonds,” may involve a substantial risk of loss. Investments in, or related to, obligors of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Investments in, or related to, obligors of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for investments in, or related to, obligors of below investment grade quality tend to be more volatile and such investments tend to be less liquid than investment grade securities.

Certain Risks of Holding Fund Assets Outside the U.S. The Fund may hold Direct Investments and Indirect Investments and International Corporate Investments in non-U.S. banks and securities depositories. The laws of certain countries limit the Fund’s ability to recover its assets if a non-U.S. bank or depository, or any of its agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain non-U.S. markets than in the U.S.

Non-U.S. Settlement Risk. Settlement and clearance procedures in certain non-U.S. markets differ significantly from those in the U.S. Non-U.S. settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. At times, settlement in certain non-U.S. countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

U.S. Government Agency Securities Risk. U.S. Government agency securities, including securities issued by U.S. Government-sponsored enterprises and instrumentalities, are not direct obligations of the U.S. Government. Certain of these enterprises, such as the Government National Mortgage Association (“Ginnie Mae”), are backed by the full faith and credit of the U.S. Government. However, other U.S. Government-sponsored enterprises, such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Bank, are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac have each been subject to investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the credit quality, availability or investment character of the securities issued or guaranteed by those agencies. To the extent that legislation or federal regulators impose additional requirements or restrictions with respect to the ability of such institutions to issue or guarantee securities, particularly in connection with highly leveraged transactions, the availability of government agency-issued or -guaranteed securities for investment may be adversely affected. Further, such legislation or regulation could depress the market value of government agency-issued or -guaranteed securities.

International (non-U.S.) Corporate Investments Risk. The Fund’s International Corporate Investments may include investments in fixed income securities of international (non-U.S.) corporate issuers. Similar to the risks associated with investments in international (non-U.S.) government securities, investments in securities of international (non-U.S.) corporate issuers involve special risks not presented by investments in securities of U.S. corporate issuers, including the following: (i) less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile, meaning that, in a changing market, the Fund may not be able to sell its portfolio securities at times, in amounts or at prices it considers reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) possible seizure, expropriation or nationalization of the company or its assets; (vii) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and/or interest to investors located outside the U.S., due to blockage of foreign currency exchange or otherwise and (viii) withholding and other non-U.S. taxes may decrease the Fund’s return. The risks are more pronounced to the extent that the Fund invests in securities of issuers in emerging market countries.

Credit Risk. The Fund could lose money if the issuer of a debt obligation (such as an international fixed income security), or the counterparty to a derivatives contract related thereto, or other obligation, is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security may further decrease its value.

General Derivatives Risk. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Whether the Fund’s use of derivatives is successful will depend on, among other things, if NAM correctly forecasts market movements, changes in non-U.S. exchange and interest rates, and other factors. If NAM incorrectly forecasts these and other factors, the Fund could underperform. Utilization of derivatives contracts also involves the risk of imperfect correlation in movements in the values of these derivatives and movements in the value of the underlying securities. In addition, any increase or decrease in the value of the derivatives contracts may not be sufficient to generate returns in excess of the transaction costs to the Fund of entering into the transactions. The derivatives market is largely unregulated. It is possible that developments in the derivatives market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing contracts or to realize amounts to be received under such contracts.

Short Exposure Risk. The Fund may invest in or sell forward currency contracts to gain short exposure to select Eligible Countries for investment purposes. The risks associated with this short exposure are similar to the risks involved with short selling bonds. Short selling bonds involves selling securities that may be owned, and if not owned, borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling bonds allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Counterparty Risk. To the extent that the Fund’s Indirect Investments are purchased or sold in OTC transactions, the Fund will be exposed to the risk that counterparties to these transactions, for whatever reason, will be unable to meet their obligations under the arrangements, which generally will be equal to the amount, if any, by which the Fund’s positions are “in-the-money.” The Fund may have contractual remedies pursuant to a derivative contract, but there is no guarantee that the Fund would be successful in pursuing them. The Fund thus assumes the risk that it will be delayed or prevented from obtaining payments that it is owed by a defaulting counterparty.

Asset Segregation. When the Fund enters into certain transactions that involve obligations to make future payments to third parties that are not otherwise covered, including, but not limited to, swap contracts, the purchase of securities on when-issued or delayed delivery basis, forward currency contracts, futures or reverse repurchase agreements, it will segregate cash or liquid securities in a manner consistent with the positions articulated by the Securities and Exchange Commission and its staff. But see also “Risks—Illiquid Securities Risk.”

Possible Effects of Foreign Taxes. The Fund’s Direct Investments may be subject to foreign taxes that will reduce the Fund’s overall return, but that will likely not be available for pass-through to the Fund’s shareholders as a deduction from taxable income or as a credit against their U.S. federal income tax liability. See “Tax Matters.”

Anti-Takeover Provisions. The Fund’s Declaration of Trust (the “Declaration”) and By-laws of the Fund (the “By-laws”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See “Certain Provisions in the Declaration of Trust and By-laws” and “Risks—Anti-Takeover Provisions.”

SUMMARY OF FUND EXPENSES

The Annual Expenses table below shows Fund expenses as a percentage of net assets.

Shareholder Transaction Expenses
Sales load paid by you (as a percentage of offering price)	4.50%
Offering expenses borne by the Fund (as a percentage of offering price)(1)	0.20%
Dividend Reinvestment Plan fees	None (2)

Percentage of Net Assets
Annual Expenses
Management Fees:
Fund-Level Fees(3)%
Complex-Level Fees(3)	0.20%
Other Expenses	%
Interest Payments on Borrowings	—%

Total Annual Expenses	%

The purpose of the table above is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund’s first year of operations and assume that the Fund issues                  Common Shares. The Fund’s actual expenses may vary from the estimated expenses shown in the table, and would increase as a percentage of net assets attributable to Common Shares if the Fund issues less than              Common Shares. See “Management of the Fund” and “Dividend Reinvestment Plan.”

The following example illustrates the expenses (including (i) the sales load of $45 and (ii) estimated offering expenses of this offering of $2) that you would pay on a $1,000 investment in Common Shares, assuming (1) total annual expenses of         % of net assets and (2) a 5% annual return:(4)

1 Year	3 Years	5 Years	10 Years
$	$	$	$

The example should not be considered a representation of future expenses. Actual expenses may be higher or lower.

(1)	Nuveen has agreed to (i) reimburse all organizational costs of the Fund and (ii) pay all offering costs (other than sales load) that exceed $.04 per Common Share. Based on an estimated offering of Common Shares, the Fund would pay a maximum of $ of offering costs and Nuveen would pay all offering costs in excess of $ which is currently estimated to be $ .

(2)	You will be charged a $2.50 service charge and pay brokerage charges if you direct State Street Bank and Trust Company, as agent for the Common Shareholders (the “Plan Agent”), to sell your Common Shares held in a dividend reinvestment account.

(3)	At the highest fee breakpoint. Based on complex-level assets of $72.8 billion as of March 31, 2007, the complex-level fee would be 0.1834%. See “Management of the Fund—Investment Management Agreement.”

(4)	The example assumes that the estimated Total Annual Expenses set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at Common Share net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on May 21, 2007, pursuant to a declaration of trust (the “Declaration”), which is governed by the laws of The Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

USE OF PROCEEDS

The net proceeds of the offering of Common Shares will be approximately $                 ($                 if the Underwriters exercise the overallotment option in full) after payment of the estimated offering costs. Nuveen has agreed to (i) reimburse all organizational costs of the Fund and (ii) pay all offering costs of the Fund (other than sales load) that exceed $.04 per Common Share. The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objective and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with the Fund’s investment objective and policies within approximately two months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term or long-term securities issued by the U.S. Government and its agencies or instrumentalities or in high quality, short-term money market instruments.

THE FUND’S INVESTMENTS

Investment Objective and Policies

The Fund’s investment objective is to provide an attractive level of current income and total return. The Fund may generate capital gains (as a component of total return) generally as a result of net gains, if any, on “Section 1256 contracts” (including foreign currency contracts where the underlying currencies have futures contracts that are traded on and subject to the rules of a qualified board or exchange). See “Tax Matters.” The Fund seeks to achieve its investment objective primarily through direct investments in, and indirect exposure to, international government securities. The Fund will invest in Direct Investments and in Indirect Investments that provide the approximate difference in return performance, measured in U.S. dollars, of particular international (non-U.S.) government securities relative to high quality U.S. fixed income securities. The Fund’s Direct Investments and Indirect Investments will, and International Corporate Investments may, be denominated in, or otherwise provide exposure to, multiple international (non-U.S.) currencies. The Fund expects that its Indirect Investments primarily will be in NDFs, which are contractually required to settle in cash on a net basis (and that provide exposure to the currencies of non-U.S. countries). Indirect Investments have the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. See “Risks—Additional Investment Exposure (Effective Leverage) Risk” and “—Other Investment Techniques” below.

The Fund also may invest up to 17.5% of its net assets in International Corporate Investments. Initially, the Fund expects to invest directly in International Corporate Investments, but in the future the Fund may invest indirectly, through derivatives, in International Corporate Investments.

Under normal circumstances:

•	The Fund will invest approximately 50% of its net assets in Direct Investments and International Corporate Investments; and

•	The sum of the notional amounts of the Fund’s long and short Indirect Investments will be approximately 100% of the value of the Fund’s net assets (“notional” refers to the value of the underlying assets of a derivative instrument at a specified quantity and price and the Fund’s short positions are not netted against the Fund’s long positions for determining the Fund’s Investment Exposure).

The approximately 50% of the Fund’s net assets invested in Direct Investments and International Corporate Investments plus the notional amount of long and short Indirect Investments, equal to approximately 100% of net assets, means that the Fund’s Investment Exposure equals approximately 150% of the Fund’s net assets, an effective leverage ratio of 33% (with a maximum Investment Exposure of 175% of net assets with an effective leverage ratio of 43%). The Fund also may invest in or sell forward currency contracts to gain short exposure to select Eligible Countries for investment purposes. The Fund does not expect to hedge the currency risk associated with its exposure to those international (non-U.S.) government securities.

The Fund’s Indirect Investments typically require no immediate cash outlay by the Fund, so under normal circumstances, the Fund will invest the approximately 50% of its net assets, not otherwise invested in Direct Investments and International Corporate Investments, in Collateral with effective durations of one year or less, with an average credit quality of AA or higher and with no individual item of Collateral being rated below BBB.

The Fund’s investments will be from 10 to 20 countries selected from a pool of approximately 30 Eligible Countries, including emerging market countries. NAM has identified an initial pool of Eligible Countries, as set forth in Appendix A of this prospectus, from which to construct the Fund’s portfolio. Countries may be removed and additional countries may be added to the list of Eligible Countries as deemed appropriate by NAM.

Under normal circumstances, the Fund intends that at least 67% of its maximum Investment Exposure will be invested in, or related to, obligors of investment grade quality, which include those that, at the time of investment, are (i) rated by at least one NRSRO within the four highest grades (BBB- or Baa3 or better by S&P, Moody’s or Fitch), or (ii) unrated but judged by NAM to be of comparable quality. Initially, the Fund expects that the average credit quality of the governments underlying the Fund’s Direct Investments and Indirect Investments (weighted by reference to their notional value) will be A-. The Fund intends that no more than 33% of its maximum Investment Exposure (equivalent to no more than 58% of the Fund’s net assets) will be rated below investment grade or will be unrated but judged by NAM to be of comparable quality. The Fund will not invest in Direct Investments and governmental issuers whose securities determine the returns of the Fund’s Indirect Investments that are, at the time of investment, rated Caa1 or below by S&P, Moody’s or Fitch or that are unrated but judged by NAM to be of comparable quality. The ratings of Direct Investments and governmental issuers whose securities determine the returns of the Fund’s Indirect Investments are those relating to debt instruments denominated in the country’s local currency, which are often rated higher than the government’s debt denominated in the U.S. dollar, because of the lower likelihood of default on local currency-denominated debt.

With respect to the Fund’s Direct Investments, Indirect Investments and International Corporate Investments, initially, and on an ongoing basis thereafter, NAM will perform a series of screens to identify the appropriate Eligible Countries from which to construct its portfolio. In identifying the pool of Eligible Countries, NAM will review the global currency markets and establish a universe of countries that, in NAM’s opinion, have a well developed capital market infrastructure. This universe will then be screened to remove countries with “pegged currencies” (i.e., currencies whose value is determined by reference to other currencies) and countries with currencies that, in NAM’s opinion, do not have sufficient trading liquidity. Next, NAM will analyze political and economic factors to eliminate countries believed by it to be too volatile or otherwise undesirable for investment at that time. The political factors may include, but are not limited to, a country’s relative level of democracy and governmental stability. The economic factors may include, but are not limited to, a country’s level of inflation, fiscal policy, central bank independence, and the size and growth of the country’s economy. Finally, NAM will make investments in countries with high real rates of interest (quoted rate minus inflation) and whose currencies NAM believes have the potential to appreciate versus the U.S. dollar. A significant portion of the Fund’s Direct Investments, Indirect Investments and International Corporate Investments may be in countries that are considered to be emerging market countries. The pool of Eligible Countries currently identified by NAM, their geographic location, and their non-U.S. currency debt credit rating, as of the date indicated, are set out in Appendix A of this prospectus. The Eligible Countries may change over time.

The process of selecting the Eligible Countries will be repeated on an ongoing basis, with new investments being made when deemed appropriate by NAM. In selecting the different Eligible Countries for purposes of identifying appropriate investments, NAM seeks to minimize the effect of any one particularly volatile country.

NAM will re-evaluate the Fund’s investments on an ongoing basis. In addition, the Fund will regularly monitor the Fund’s portfolio and will adjust Direct Investments, International Corporate Investments and Indirect Investments in accordance with a proprietary risk management system as discussed in more detail below intended to reduce or eliminate certain Direct Investments, International Corporate Investments and Indirect Investments when it appears, in NAM’s opinion, that market conditions or trends will cause the value of those Direct Investments, International Corporate Investments and Indirect Investments to decline significantly. There can be no assurance that NAM’s proprietary risk reduction methodology will work as intended.

Other Investment Techniques

The Fund may use a variety of other investment techniques both to seek to increase the total return of the Fund and to seek to hedge, against declines in portfolio value due to its exposure to interest rate movements, movements in the securities markets, and non-U.S. currency exposure. The Fund also may invest in derivative instruments, such as interest rate transactions (including interest rate swaps), total return swaps, indexed securities, futures, options on futures and foreign exchange transactions. For example, in order to seek to increase the Fund’s return during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates in a given country), the Fund may enter into long (purchasing) and short (selling) positions through interest rate swaps with respect to the same Eligible Country. Any such short positions will not count towards the 20% limitation (as a percentage of the Fund’s maximum Investment Exposure, equivalent to 35% of the Fund’s net assets) on the Fund’s short positions, as described above, but any such long positions will count towards the Fund’s maximum Investment Exposure. See “—Interest Rate Transactions and Swaps” and the Statement of Additional Information for further information on these investment techniques.

Other Portfolio Characteristics and Information

Under normal circumstances:

•	The Fund intends that its short positions in Eligible Countries will be no more than 20% of the Fund’s maximum Investment Exposure (equivalent to no more than 35% of the Fund’s net assets).

•	The Fund intends that its International Corporate Investments will be no more than 10% of the Fund’s maximum Investment Exposure (equivalent to no more than 17.5% of the Fund’s net assets).

•

Other than as noted below, the Fund’s exposure to a single country outside of the U.S. will not exceed 20% of its maximum Investment Exposure (equivalent to approximately 35% of the Fund’s net assets). The Fund’s exposure to the Japanese Yen, British Pound, Swiss Franc and the Euro are not subject to this 20% limitation, and the Fund may invest more than 20% of its maximum Investment Exposure in one or more of those currencies.

•

The Fund’s exposure to a single geographic region (regions consist of Africa, Asia, Developed Europe, Emerging Europe, Latin America, Middle East, and North America) will not exceed 40% of its maximum Investment Exposure (equivalent to approximately 70% of the Fund’s net assets).

•

The Fund expects to maintain a dollar-weighted portfolio duration, including the impact of effective leverage, of no more than five years. Because the Fund’s average duration measures the sensitivity of the Fund’s net asset value to changes in international (non-U.S.) interest rates, that measure may not accurately portray the expected sensitivity of the Fund’s net asset value to changes in U.S. interest rates.

•	No single Investment held by the Fund will have a maturity of greater than 12 years.

•

Although the Fund has no current intention to issue any FundPreferred shares or incur any Borrowings, the Fund’s Indirect Investments may have the economic effect of financial leverage. See “Risks—Additional Investment Exposure (Effective Leverage) Risk.”

The Fund’s policies noted above are not considered to be fundamental by the Fund and can be changed without a vote of the Common Shareholders.

During temporary defensive periods or in order to keep the Fund’s cash fully invested, including the period during which the net proceeds of the offering of Common Shares are being invested, the Fund may deviate from its investment objective to invest additional amounts in Collateral instead of in Direct Investments, Indirect Investments and International Corporate Investments. In such a case, the Fund may not pursue or achieve its investment objective. In addition, upon NAM’s recommendation that a change would be in the Fund’s best interests, and subject to approval by the Fund’s Board of Trustees, NAM may deviate from its investment guidelines discussed herein to invest additional amounts in Collateral instead of in Direct Investments, Indirect Investments and International Corporate Investments.

The Fund cannot change its investment objective without the approval of the holders of a “majority of the outstanding” Common Shares and, if applicable, FundPreferred shares voting together as a single class, and of the holders of a “majority of the outstanding” FundPreferred shares voting as a separate class. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less. See “Description of Shares—FundPreferred Shares—Voting Rights” and the Statement of Additional Information under “Description of Shares—FundPreferred Shares—Voting Rights” for additional information with respect to the voting rights of holders of FundPreferred shares. See also “Management of the Fund.”

NAM Investment Philosophy and Process

Investment Philosophy

NAM believes that there are numerous strategies that can add value to fixed income portfolios. These strategies fall into several categories, including macro-economic, credit and quantitative. NAM believes it is important to diversify not only specific portfolios but all active investments or “alpha” positions. “Alpha” measures the actual return of an investment compared to the expected return given its risk. NAM seeks out investment strategies that exhibit low or no historical correlation to each other and to their respective benchmarks.

NAM believes that the Fund’s strategies offer the opportunity for potentially higher risk-adjusted total returns than that of a domestic government income strategy. The execution of the Fund’s strategies is premised upon actively managing its investments. Diversification, risk management, and portfolio rebalancing (country rotation) based upon a international macroeconomic outlook and fundamental analyses are essential to the approach. NAM also monitors the liquidity available in the Direct Investments and Indirect Investments and derivatives for each market to assure cost effective execution.

NAM believes that the relative differences in interest rates between countries may persist for extended periods of time. Accordingly, NAM believes that the systematic spreads in global interest rates may be captured to enhance total returns of the Fund’s Direct Investments and Indirect Investments.

Investment Process and Risk Management

The NAM portfolio management team has diverse and extensive experience in credit research, economic analysis, financial engineering and risk management. NAM will integrate fundamental credit analysis and top-down market evaluations in selecting countries’ exposures for the portfolio. Key investment considerations include country credit quality, political stability, fiscal practices, debt issuance and market liquidity. NAM will factor in debt market considerations, such as the direction and volatility of local interest rates, and projected changes in the yield curve and liquidity. NAM’s market expectations for specific regional sectors and relative currency valuations also help determine security selection.

NAM’s principal risk monitoring and management tool is its proprietary Risk Management System (RMS). Benchmark tracking error measurement and control are the foundation of its RMS. Every active (non-benchmark) position is evaluated prospectively using RMS. RMS is updated on a daily basis, as is NAM’s system that checks the Fund’s portfolio on a daily basis for compliance with both internal and external parameters. There can be no assurance that RMS will work as intended.

NAM’s primary portfolio risk management tools for the Fund’s portfolio of Direct Investments and Indirect Investments include the following:

•	Providing exposure to 10 to 20 different international (non-U.S.) government securities markets to reduce the overall volatility or risk.

•	Limiting exposure to below investment grade Direct Investments and those governmental issuers whose securities determine the returns of the Fund’s Indirect Investments.

•	Continuously assessing valuations and momentum and rebalancing positions using a proprietary stop loss methodology according to country selection models and subject to portfolio objectives and limits.

In addition, NAM’s principal portfolio management tools to address risks associated with Direct Investments and Indirect Investments, such as the volatility of foreign exchange rates, include portfolio limits, comprehensive currency screening and selection, portfolio diversification by country and region, short term contracts, and RMS. In addition, NAM will limit the Fund’s exposure to particular geographic regions.

NAM will regularly monitor the Fund’s portfolio and will adjust its Direct Investments and Indirect Investments in accordance with a proprietary risk reduction methodology intended to reduce or eliminate certain Direct Investments and Indirect Investments when it appears, in NAM’s opinion, that market conditions or trends will cause the value of those Direct Investments and Indirect Investments to decline significantly. NAM’s proprietary risk reduction models are designed to send signals during periods of financial crisis to the portfolio manager.

The risk management activities of the Fund may have a negative impact on the Fund’s returns.

Portfolio Composition and Other Information

The Fund’s portfolio will be composed principally of the following investments. More detailed information about the Fund’s portfolio investments is contained in the Statement of Additional Information.

Non-U.S. Government and Supranational Debt Securities, Including Emerging Markets Investments

Under normal circumstances, the Fund expects to invest approximately 50% of its net assets in Direct Investments and International Corporate Investments. The Fund may invest in debt securities of governmental issuers in all countries, including emerging market countries. These debt securities may include: fixed income securities issued or guaranteed by governments and governmental agencies or instrumentalities; fixed income securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between governments and financial institutions; or fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Below Investment Grade Securities

The Fund may invest up to 33% of its maximum Investment Exposure (equivalent to up to 58% of its net assets) in securities rated below investment grade or in unrated securities determined by NAM to be of comparable quality. Securities rated below investment grade are judged to have speculative elements. The ratings of Moody’s, S&P and the other rating agencies represent their opinions as to the quality of the obligations that they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, NAM also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objective will be more dependent on NAM’s credit analysis than would be the case when the Fund invests in rated securities. See Appendix A in the Statement of Additional Information for a description of security ratings.

Forward Currency Contracts

Forward currency contracts, including NDFs, involve obligations of one party to purchase, and another party to sell, a specific security (or currency) at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time at which the contract is made. These contracts are traded in the OTC derivatives market and entered into directly between traders and their customers. An NDF is a particular type of cash-settled forward currency contract that is generally, but not exclusively, used to efficiently gain effective investment exposure to international (non-U.S.) government securities. NDFs are often used when seeking to take positions in the Direct Investments of emerging market countries. Forward currency contracts enable the Fund to gain economic exposure to the returns (reflecting foreign exchange rate changes) of instruments in a specified country. The Fund will make investments in forward currency contracts, including NDFs, primarily to gain long exposure to Eligible Countries. The Fund also may invest in or sell forward currency contracts to gain short exposure to select Eligible Countries that have relatively low interest rates or that otherwise have the potential to depreciate relative to the U.S. dollar or other positions in the portfolio. The Fund intends that its short positions in Eligible Countries will be no more than 20% of the Fund’s maximum Investment Exposure (equivalent to no more than 35% of the Fund’s net assets). The returns of forward currency contracts are substantially equivalent to the returns earned by borrowing U.S. dollars at interest rates and investing those dollars in government securities in a specified foreign country. To the extent that the Fund has U.S.-based Collateral to cover a portion of its forward foreign currency contracts, those “collateralized” forward currency contracts will have returns that closely emulate the returns of the government securities in those countries. Alternatively, to the extent that the notional amount of the Fund’s forward currency contracts exceeds the value of the Fund’s U.S.-based Collateral, those

“uncollateralized” forward currency contracts will provide a return equal to the difference between the rate of return of instruments that pay LIBOR (the rate charged by one bank to another for lending money) in the foreign country to which the forward currency contract relates, and the rate of return on U.S. instruments that pay LIBOR, taking into account changes in the relative value of such foreign LIBOR and U.S. LIBOR instruments due to changes to foreign exchange rates.

The Fund intends to enter into cash-settled forward currency contracts, including NDFs, that contractually require the netting of the parties’ liabilities. Under a cash-settled forward currency contract that requires netting, the Fund or its counterparty to the contract is required only to deliver a cash payment in the amount of its net obligation in settlement of the contract. Forward currency contracts are marked-to-market on a daily basis, and the Fund may be required to post collateral to a counterparty pursuant to the terms of a forward currency contract if the Fund currently has a net obligation under the contract. Likewise, the Fund may be entitled to receive collateral under the terms of a forward currency contract if the counterparty currently has a net obligation under the contract.

A cash-settled forward currency contract generally does not require any initial cash outlay by the Fund. The Fund’s forward currency contracts, including its NDFs, will generally have maturities of approximately three to twenty-four months. Each forward currency contract entered into by the Fund will identify a specific “contract settlement rate,” generally equal to or approximately equal to the current forward price of the underlying non-U.S. government security at the time the contract is established. The Fund will be identified as the “buyer” on its long forward currency contract positions and as the “seller” on its short forward currency contract positions. The Fund will earn a positive return from a long forward contract position if the underlying exchange rate on or about the settlement date is less than the contract settlement rate established at the contract’s commencement. Conversely, the Fund will lose money from a long forward currency contract position if the underlying exchange rate on or about the settlement date is greater than the contract settlement rate established at the contract’s commencement. Similarly, the Fund will earn a positive return from a short forward currency contract position if the underlying exchange rate on or about the settlement date is greater than the contract settlement rate established at the contract’s commencement, and will lose money if the underlying exchange rate on or about the settlement date is less than the contract settlement rate established at the contract’s commencement.

U.S. Government Debt Securities

Under normal circumstances, the Fund will invest the approximately 50% of its net assets not otherwise invested in Direct Investments in Collateral, with effective durations of one year or less, and with an average credit quality of AA or higher. U.S. Government securities are debt securities issued and/or guaranteed as to principal and interest by the U.S. Government that are supported by the full faith and credit of the U.S. These securities include U.S. Treasury bills, notes and bonds and securities of Ginnie Mae and the Federal Housing Administration. U.S. Government agency securities, as used in this prospectus, include debt securities issued and/or guaranteed as to principal and interest by U.S. Government agencies, U.S. Government-sponsored enterprises and U.S. Government instrumentalities that are not direct obligations of the U.S. These securities may not be backed by the full faith and credit of the U.S. U.S. Government-sponsored enterprises and instrumentalities are not agencies of the U.S. Government. Government sponsored enterprises are private corporations sponsored by the Federal government, such as the Fannie Mae or Freddie Mac. Securities issued by these entities are not generally supported by the full faith and credit of the U.S. Because the U.S. Government is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only where the Fund is satisfied that the credit risk with respect to the issuers is minimal.

International Corporate Investments

To seek to enhance the Fund’s total return through various market cycles, the Fund may invest up to 17.5% of its net assets in International Corporate Investments. Initially, the Fund expects to invest directly in

International Corporate Investments, but in the future the Fund may invest indirectly, through derivatives, in International Corporate Investments. The Fund expects to invest in a wide variety of International Corporate Investments of varying maturities. International Corporate Investments are fixed or variable rate debt obligations, including bills, bonds, notes, debentures, money market instruments and similar instruments and securities. International Corporate Investments generally are used by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.

Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities, which represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. They may be issued or guaranteed by a U.S. Government agency or instrumentality, though not necessarily backed by the full faith and credit of the U.S., or may be issued by private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage banks, commercial banks, investment banks and special purpose entities. Private mortgage-backed securities may be supported by U.S. Government agency mortgage-backed securities or some form of non-governmental credit enhancement. Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage-backed securities market. In addition, changes in the market’s perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies.

Asset-Backed Securities

The Fund may invest in certain asset-backed securities as discussed below. Asset-backed securities are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a Special Purpose Vehicle or “SPV”). These securitized payment claims are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the risk arising out of this diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.

Interest Rate Transactions and Swaps

In order to seek to hedge the value of the Fund’s portfolio or to seek to increase the Fund’s return, the Fund may enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors and other debt-related derivative instruments. The Fund may enter into these transactions to seek to increase its return, to preserve a return or spread on a particular investment or portion of its portfolio, or to seek to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may invest in interest rate swaps to seek to increase the Fund’s return, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates in a given Eligible Country). The Fund is not required to pursue these portfolio strategies and may choose not to do so. The Fund cannot guarantee that any strategies it uses will work. In entering into these interest rate transactions the Fund may gain long (bought) and short (sold) positions through interest rate swaps with respect to the same Eligible Country. Any such short positions will not count towards the 20% limitation (as a percentage of the Fund’s maximum Investment Exposure, equivalent to 35% of the Fund’s net assets) on the Fund’s short positions, but any such long positions will count towards the Fund’s maximum Investment Exposure. See the Statement of Additional Information for further information on interest rate transactions.

The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. In an interest rate swap, the Fund and another party exchange their respective commitments to pay each other floating for fixed rates of interest at a floating rate referenced to local short- term interest rates and a fixed rate referenced to the interest rate in the international (non-U.S.) government securities market denominated in that non-U.S. market currency. In a total return swap, the Fund exchanges with another party their respective commitments to pay or receive the total return of an underlying asset and a floating local short-term interest rate.

The Fund usually will enter into interest rate swaps and total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund.

Bond Futures and Forward Contracts

Bond futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific bond at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. Forward contracts are agreements to purchase or sell a specified security or currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers and are usually for less than one year, but may be renewed. Forward contracts are generally purchased or sold in OTC transactions.

Options on Currency Futures Contracts

Currency futures contracts are standardized agreements between two parties to buy and sell a specific amount of a currency at a set price on a future date. While similar to currency forward contracts, currency futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date. An option on a currency futures contract gives the holder of the option the right to buy or sell a position in a currency futures contract, at a set price and on or before a specified expiration date. Trading options on non-U.S. currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

Repurchase Agreements

The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily.

Segregation of Assets. As a closed-end investment company registered with the Securities and Exchange Commission, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various Securities and Exchange Commission and Securities and Exchange Commission staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other Securities and Exchange Commission or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward currency contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts, including NDFs, that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the Securities and Exchange Commission or its staff regarding asset segregation.

The Fund generally will use its Collateral to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable Securities and Exchange Commission and Securities and Exchange Commission staff positions. As a result of their segregation, the Collateral (or any other liquid asset segregated) may not be used for other operational purposes. See “Risks—Leverage Risk.” NAM will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments or the termination of the Indirect Investments.

Illiquid Securities. The Fund may invest in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), that are deemed to be illiquid, and certain repurchase agreements. The assets used to cover OTC derivatives used by the Fund will be considered illiquid until the OTC derivatives are sold to qualified dealers who agree that the Fund may repurchase them at a maximum price to be calculated by a formula set forth in an agreement. The “cover” for an OTC derivative subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the derivative.

When-Issued and Delayed Delivery Transactions. The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

Other Investment Companies. The Fund may invest up to 10% of its net assets in securities of other open- or closed-end investment companies (including exchange-traded funds) that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its net assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, or during periods when there is a shortage of attractive securities of the types in which the Fund may invest directly available in the market. As an investor in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. NAM will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Fund may invest directly. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.

Portfolio Turnover. The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objective. The Fund expects a moderate level of annual portfolio turnover. The turnover rate is not expected to exceed 100% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in NAM’s opinion, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. Although these commissions and expenses are not reflected in the Fund’s “Total Annual Expenses” on page      of this prospectus, they will be reflected in the Fund’s total return. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund, which, when distributed to shareholders, will be taxable as ordinary income. See “Tax Matters.”

RISKS

The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

No Prior History. The Fund is a newly organized, non-diversified, closed-end management investment company and has no operating history.

Investment and Market Risk. An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Market Discount From Net Asset Value and Expected Reductions in Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their net asset value, which creates a risk of loss for investors when they sell shares purchased in the initial public offering. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. Proceeds from the sale of Common Shares in this offering will be reduced by 4.5% (the amount of the sales load as a percentage of the offering price), making the Fund’s net asset value per Common Share equal $19.10. The net asset value of the Fund and the net asset value per Common Share are then further reduced by the amount of the sales load and the amount of offering expenses paid by the Fund (estimated to be an additional 0.20% as a percentage of the offering price). Whether investors will realize gains or losses upon the sale of the Common Shares will depend not upon the Fund’s net asset value but entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor’s purchase price for the Common Shares. Because the market price of the Common Shares will be determined by factors such as relative supply of and demand for the Common Shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price. The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Currency Risk. Changes in exchange rates will affect the value of the Fund’s Direct Investments, Indirect Investments and International Corporate Investments and the loss implied by an adverse movement in exchange rates may exceed the local currency return of an investment. A general strengthening of the U.S. dollar is expected to result in currency losses to the Fund. There can be no assurance that the currencies in the selected positions will appreciate or depreciate in the manner anticipated. The value of any currency, including those of the Eligible Countries, relative to the U.S. dollar may be affected by complex political and economic factors. The exchange rate of the currency of each Eligible Country in terms of the U.S. dollar is at any moment a result of the supply and demand for the two currencies, and changes in the exchange rate result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in each Eligible Country and the U.S., including economic and political developments in other countries. Currency exchange rates may be particularly affected by the relative rates of inflation, interest rate levels, the balance of payments and the extent of governmental surpluses or deficits in such non-U.S. countries and in the U.S., all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of such non-U.S. countries, the U.S. and other countries important to international trade and finance. Governments, including those of the Eligible Countries, may use a variety of techniques, such as intervention by the central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their respective currencies. They also may issue a new currency to replace an existing currency or alter the exchange rate or relative exchange characteristics by devaluation or revaluation of a currency. The liquidity and trading value of the currencies could be affected by the actions of non-U.S. governments, which could change or interfere with theretofore freely determined currency valuation, fluctuations in response to other market forces and the movement of currencies across borders. The currency market is a global, around-the-clock market. Therefore, the hours of trading for shares of the Fund will not always conform to the hours during which non-U.S. currencies and U.S. dollars are traded. Significant price and rate movements may take place in the underlying foreign exchange markets that will not be reflected immediately in the price of the Fund’s Common Shares. These risks will be amplified to the extent that the Fund invests a significant portion of its assets in ay one Eligible Country. The currency market is a global, around-the-clock market. Therefore, the hours of trading for shares of the Fund will not always conform to the hours during which non-U.S. currencies and U.S. dollars are traded. Significant price and rate movements may take place in the underlying foreign exchange markets that will not be reflected immediately in the price of the Fund’s Common Shares. Historically, the volatility of certain currencies has been much greater than that of stocks and bonds.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if international interest rates decline. If international interest rates decline, the Fund may invest the proceeds from matured Direct Investments and Indirect Investments at market interest rates that are below the Fund portfolio’s current earnings rate. A decline in income could affect the Common Shares’ market price or the Fund’s current income or total return. During such periods, the Fund may be unable to meet its investment objective and may need to reduce its distribution to Common Shareholders.

International (Non-U.S.) Government Securities Risk. Under normal circumstances, the Fund will invest approximately 50% of its net assets in Direct Investments and International Corporate Investments. Direct Investments can involve a high degree of risk. The governmental entity that controls the repayment of debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, a decline in its financial status, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. International (non-U.S.) governmental entities also may be dependent on expected disbursements from other governments, multilateral agencies, and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the non-U.S. governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, non-U.S. governmental entities may default on their debt. Holders of international (non-U.S.) government obligations may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt. To the extent the Fund invests a significant portion of its net assets in debt securities of a particular country, the Fund will be more susceptible to economic, political and regulatory factors effecting issuers in that country.

Emerging Markets Securities Risk. The Fund may invest in emerging markets countries. The risks of investments are usually much greater in emerging markets countries. Investments in emerging markets may be considered speculative. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, including sudden, significant devaluations. In addition, the securities and currencies of many of these countries may have far lower trading volumes and less liquidity than those of developed countries. If the Fund’s Direct Investments, Indirect Investments and International Corporate Investments issued by an emerging market country need to be liquidated quickly, the Fund could sustain significant transaction costs. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to foreign investment than those of more developed countries, such as expropriation, confiscatory taxation and nationalization of assets and securities. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of their currencies.

Non-Diversification and Concentration Risk. Because the Fund is classified as “non-diversified” under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. In addition, the Fund’s exposure (i) to a single country outside the U.S. may represent up to 20% of its maximum Investment Exposure (equivalent to approximately 35% of its net assets) and (ii) to a single geographic region may represent up to 40% of its maximum Investment Exposure (equivalent to approximately 70% of its net assets). As a result, the Fund will be more susceptible than a diversified fund to any single economic, political or regulatory occurrence of any one country or region in which the Fund invests. See “The Fund’s Investments.”

Interest Rate Risk. Interest rate risk is the risk that the Direct Investments, Indirect Investments, International Corporate Investments and other debt securities, including Collateral, in the Fund’s portfolio will decline in value because of increases in market interest rates. Because rates on certain floating rate debt securities in which the Fund may invest typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the Fund’s net asset value. The Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of the Fund’s Direct Investments and decreasing the Fund’s exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Fund to reduce interest rate risk will be successful.

Additional Investment Exposure (Effective Leverage) Risk. The Fund’s long and short Indirect Investments have an economic effect similar to financial leverage by creating additional investment exposure in addition to the exposure to Direct Investments. The Fund will invest approximately 50% of its net assets in Direct Investments and International Corporate Investments. The Fund will then make investments in Indirect Investments (including primarily in NDFs) to gain exposure to non-U.S. government securities, typically without any immediate cash outlay. Under normal circumstances, the notional amount of the Fund’s Indirect Investments is expected to be approximately 100% of the value of the Fund’s net assets. The approximately 50% of the Fund’s net assets invested in Direct Investments and International Corporate Investments plus the notional amount of Indirect Investments, equal to approximately 100% of net assets, means that the Fund effectively has leveraged Investment Exposure equal to approximately 150% of the Fund’s net assets (and may have up to a maximum Investment Exposure of 175% of net assets), which imply leverage to total asset ratios of 33% and 43%, respectively. This increase of total Investment Exposure, similar to financial effective leverage, presents special risks, including the possibility of greater loss, increased transaction costs and greater volatility in the net asset value and market price of the Common Shares. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations when it may be disadvantageous to do so. See also “—Leverage Risk.”

Forward Currency Contracts Risk. Forward currency contracts are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward currency markets are not required to continue to make markets in the securities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain securities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Market illiquidity or disruption could result in major losses to the Fund. In addition, trading forward currency contracts can have the effect of financial leverage by creating additional investment exposure. See also “—Leverage Risk.”

Below-Investment Grade Securities Risk. The Fund may invest up to 33% of its maximum Investment Exposure (equivalent to no more than 58% of the Fund’s net assets) in investments in, or related to, obligors with a credit rating of below investment grade. Investments in, or related to, obligors of below investment grade quality, commonly referred to as “junk bonds,” may involve a substantial risk of loss. Investments in, or related to, obligors of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Investments in, or related to, obligors of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for debt investments in, or related to, obligors of below investment grade quality tend to be more volatile and such investments tend to be less liquid than investment grade securities.

Certain Risks of Holding Fund Assets Outside the U.S. The Fund may hold Direct Investments and Indirect Investments and International Corporate Investments in non-U.S. banks and securities depositories. Some non-U.S. banks and securities depositories may be recently organized or new to the foreign custody business, and there may be limited or no regulatory oversight of their operations. The laws of certain countries limit the Fund’s ability to recover its assets if a non-U.S. bank or depository, or any of its agents, goes bankrupt. In addition, it is often more expensive for the Fund to purchase, sell and hold securities in certain non-U.S. markets than in the U.S. The increased expense of investing in non-U.S. markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the U.S.

Non-U.S. Settlement Risk. Settlement and clearance procedures in certain non-U.S. markets differ significantly from those in the U.S. Non-U.S. settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. At times, settlement in certain non-U.S. countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

U.S. Government Agency Securities Risk. U.S. Government agency securities including securities issued by U.S. Government-sponsored enterprises and instrumentalities are not direct obligations of the U.S. Government. Certain of these enterprises (such as Ginnie Mae) are backed by the full faith and credit of the U.S. Government. However, other U.S. Government-sponsored enterprises (such as Fannie Mae, Freddie Mac and the Federal Home Loan Bank) are not be backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac have each been subject to investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the credit quality, availability or investment character of the securities issued or guaranteed by those agencies. To the extent that legislation or federal regulators impose additional requirements or restrictions with respect to the ability of such institutions to issue or guarantee securities, particularly in connection with highly leveraged transactions, the availability of government agency-issued or -guaranteed securities for investment may be adversely affected. Further, such legislation or regulation could depress the market value of government agency-issued or -guaranteed securities.

International (non-U.S.) Corporate Investments Risk. The Fund’s International Corporate Investments may include investments in fixed income securities of international (non-U.S.) corporate issuers. Similar to the risks associated with investments in international (non-U.S.) government securities, investments in securities of international (non-U.S.) corporate issuers involve special risks not presented by investments in securities of U.S. corporate issuers, including the following: (i) less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile, meaning that, in a changing market, the Fund may not be able to sell its portfolio securities at times, in amounts or at prices it considers reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) possible seizure, expropriation or nationalization of the company or its assets; (vii) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and/or interest to investors located outside the U.S., due to blockage of foreign currency exchange or otherwise and (viii) withholding and other non-U.S. taxes may decrease the Fund’s return. The risks are more pronounced to the extent that the Fund invests in securities of issuers in emerging market countries.

Credit Risk. The Fund could lose money if the issuer of a debt obligation (such as an international fixed income security), or the counterparty to a derivatives contract related thereto, or other obligation, is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security may further decrease its value.

General Derivatives Risk. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Whether the Fund’s use of derivatives is successful will depend on, among other things, if NAM correctly forecasts market movements, changes in foreign exchange and interest rates, and other factors. If NAM incorrectly forecasts these and other factors, the Fund could underperform. Utilization of derivatives contracts also involves the risk of imperfect correlation in movements in the values of these derivatives and movements in the value of the underlying securities. In addition, any increase or decrease in the value of the derivative contracts may not be sufficient to generate returns in excess of the transaction costs to the Fund of entering into the transactions. The derivatives market is largely unregulated. It is possible that developments in the derivatives market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing contracts or to realize amounts to be received under such contracts.

Short Exposure Risk. The Fund may invest in or sell forward currency contracts to gain short exposure to select Eligible Countries for investment purposes. The risks associated with this short exposure are similar to the risks involved with short selling bonds. Short selling bonds involves selling securities that may be owned, and if not owned, borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling bonds allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Counterparty Risk. To the extent that the Fund’s Indirect Investments and other derivatives contracts are purchased or sold in OTC transactions, the Fund will be exposed to the risk that counterparties to these transactions, for whatever reason, will be unable to meet their obligations under the arrangement, which generally will be equal to the amount, if any, by which the Fund’s positions are “in-the-money.” The Fund may have contractual remedies pursuant to an Indirect Investment or other derivative contract, but there is no guarantee that the Fund would be successful in pursuing them. The Fund thus assumes the risk that it will be delayed or prevented from obtaining payments that it is owed by a defaulting counterparty.

Asset Segregation. When the Fund enters into certain transactions that involve obligations to make future payments to third parties that are not otherwise covered, including, but not limited to, swap contracts, the purchase of securities on when-issued or delayed delivery basis, forward currency contracts, futures or reverse repurchase agreements, it will segregate cash or liquid securities in a manner consistent with the positions articulated by the Securities and Exchange Commission and its staff. But see also “—Illiquid Securities Risk.”

Inadequate Return. Realized gains from the Direct Investments, Indirect Investments and International Corporate Investments can vary widely over the short-term and long-term. No assurance can be given that the returns on the Direct Investments, Indirect Investments and International Corporate Investments will be commensurate with the risk of investing in the Fund.

Interest Rate Swaps Risk. In interest rate swap transactions, there is a risk that yields will move in the direction opposite to the direction anticipated by the Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect Fund performance. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. However, because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. The swap market is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Total Return Swaps Risk. Total return swap transactions involve risks that are similar to those of interest rate swaps, and also involve additional risks. The total rate of return of a basket of Direct Investments on which the swap is based may exhibit substantial volatility and in any given period may be positive or negative. In the event the total rate of return is negative and the Fund is receiving the total rate of return of that basket of Direct Investments in its part of the swap agreement, the Fund would be required to make a payment to the counterparty in addition to that required on the other, generally floating rate, part of the swap agreement. Also, unusual market conditions affecting the basket of Direct Investments on which the swap is based may prevent the total rate of return from being calculated, in which case other provisions in the swap agreement may be invoked which could cause the Fund to lose some of the anticipated benefit from the swap, or otherwise reduce the Fund’s return.

Anti-Takeover Provisions. The Fund’s Declaration and By-laws includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See “Certain Provisions in the Declaration of Trust and By-laws.”

Tax Risk. To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies (“RICs”), among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources. The U.S. Treasury Department has authority to issue regulations that would exclude non-U.S. currency gains from qualifying income if such gains are not directly related to a fund’s business of investing in stock or securities. Accordingly, regulations may be issued in the future that could treat some or all of the Fund’s non-U.S. currency gains as non-qualifying income, thereby jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable. If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. The ultimate tax characterization of the Fund’s distributions made in a calendar year may not finally be determined until after the end of that calendar year. In addition, there is a possibility that the Fund may make total distributions during a calendar year in an amount that exceeds the Fund’s net investment income and net realized capital gains for that calendar year. For example, because of the nature of the Fund’s investments, the Fund may distribute net short-term capital gains early in the calendar year, but incur net short-term capital losses later in the year, thereby offsetting the short-term net capital gains for which distributions have already been made by the Fund. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital to the extent of the Common Shareholder’s tax basis in his Common Shares, with any amounts exceeding such basis treated as capital gain from the sale of his Common Shares. The Fund’s Direct Investments may be subject to foreign taxes that will reduce the Fund’s overall return, but that will likely not be available for pass-through to the Fund’s shareholders as a deduction from taxable income or as a credit against their U.S. federal income tax liability. See “Tax Matters.”

Leverage Risk. Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of FundPreferred shares and Borrowings in an amount up to approximately 33% of the Fund’s Managed Assets. The Fund will not issue FundPreferred shares for at least two years following this offering. In the event that the Fund determines in the future to use leverage through the issuance of FundPreferred shares or Borrowings, there can be no assurance that the Fund’s leverage strategy will be successful. The use of leverage creates special risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in dividend rates on FundPreferred shares or fluctuations in costs of Borrowings may affect the return to Common Shareholders. The Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the issuance and ongoing maintenance of any FundPreferred shares and Borrowings, which will result in a reduction of the net asset value of the Common Shares if the Fund utilizes leverage. In addition, the fee paid to NAM will be calculated based on the Fund’s average daily Managed Assets (including assets attributable to any FundPreferred shares that may be outstanding and the principal amount of any Borrowings). There is a risk of greater decline in net asset value if leverage is employed. See “—Additional Investment Exposure (Effective Leverage) Risk.”

Illiquid Securities Risk. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. The Collateral used to cover OTC derivatives used by the Fund will be considered illiquid until the OTC derivatives are sold to qualified dealers who agree that the Fund may repurchase them at a maximum price to be calculated by a formula set forth in an agreement. The “cover” for an OTC derivative subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the derivative. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Repurchase Agreement Risk. With respect to repurchase agreements, if the party agreeing to repurchase specific securities should default, the Fund may seek to sell the securities that it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

Market Disruption Risk. Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the U.S. on September 11, 2001), war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Certain Affiliations. Certain broker-dealers may be considered to be affiliated persons of the Fund and NAM, and/or Nuveen. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions, purchase certain adjustable rate senior loans, if applicable, and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate. See also “Management of the Fund—Investment Adviser.”

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by NAM. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the Statement of Additional Information.

Investment Adviser

NAM, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments. NAM is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. Founded in 1898, Nuveen Investments and its affiliates had approximately $166 billion of assets under management as of March 31, 2007. According to Thomson Financial, Nuveen is the leading sponsor of closed-end funds as measured by the number of funds (117) and the amount of fund assets under management (approximately $53 billion) as of March 31, 2007. NAM had approximately $65 billion in assets under management as of March 31, 2007. Nuveen Investments is a publicly-traded company. At such time as the Fund receives an exemptive order permitting it to do so, or as otherwise permitted by the 1940 Act or the rules thereunder, the Fund may, without obtaining approval of the Common Shareholders, retain an unaffiliated subadviser to perform some or all of the portfolio management functions on behalf of the Fund.

Andrew J. Stenwall is a Portfolio Manager of the Fund and leads NAM’s Taxable Fixed Income Team and is responsible for developing and administering the portfolio strategy of the team. Mr. Stenwall has been a Managing Director of NAM since August 2004. Prior to joining NAM, Mr. Stenwall served as the Fixed Income Chief Investment Officer for Banc of America Capital Management (“BACAP”) from 2002 through 2004, prior to which he was a Managing Director in charge of BACAP’s taxable fixed income management and the leader of its structured products team. Mr. Stenwall joined BACAP in June of 1997.

Saied Simozar, Ph.D is a Portfolio Manager of the Fund and the Managing Director—Global Interest Rate Strategies of NAM’s Taxable Fixed Income Team (since December 2004), and he is responsible for managing all active interest-rate and currency positions across all taxable fixed-income portfolios. From October 2001 to October 2004, Dr. Simozar was the Managing Director of Global Interest Rate Strategies for BACAP where he was responsible for managing all non-U.S. interest rate positions and emerging market investments. From March 1998 to May 2001, he was a senior portfolio manager for Putnam Investments.

Additional information about the portfolio managers’ compensation, other accounts managed by them and other information is provided in the Statement of Additional Information. The Statement of Additional Information is available free of charge by calling (800) 257-8787 or by visiting Nuveen’s website at www.nuveen.com.

Nuveen Investments

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) to be acquired by an investor group majority-led by Madison Dearborn Partners, LLC. Madison Dearborn Partners, LLC is a private equity investment firm based in Chicago, Illinois. The merger is expected to be completed by the end of the year, subject to customary conditions, including obtaining the approval of Nuveen Investments’ stockholders, obtaining necessary fund and client consents sufficient to satisfy the terms of the Merger Agreement and expiration of certain regulatory waiting periods. The obligation of the investor group to consummate the merger is not conditioned on its obtaining financing. There can be no assurance that the merger described above will be consummated as contemplated or that necessary Board and shareholder approvals will be obtained.

The consummation of the merger will be deemed to be an “assignment” (as defined in the 1940 Act) of the investment management agreement between the Fund and NAM, and will result in the automatic termination of the agreement. Prior to the completion of the merger, it is anticipated that the Board of Trustees of the Fund will consider a new ongoing investment management agreement with NAM. If approved by the Board, the new ongoing agreement would be presented for shareholder approval by the Fund’s initial sole shareholder, anticipated to be NAM, and/or the public shareholders. Assuming such shareholder approval, the new ongoing agreement would take effect upon completion of the merger. If the new ongoing agreement is approved by the Fund’s initial sole shareholder, a meeting of the public shareholders would not be held to approve the agreement.

The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch. Upon consummation of the merger, it is anticipated that Merrill Lynch will be an indirect “affiliated person” (as that term is defined in the 1940 Act) of the Fund. As a result, the Fund would then generally be prohibited from entering into principal transactions with Merrill Lynch and certain of its affiliates. NAM does not believe that any such prohibition or limitation would have a materially adverse effect on the Fund’s ability to pursue its investment objective and policies. The investor group also is expected to include Wachovia and Wachovia Capital Partners, LLC, neither of which is expected to be an “affiliated person” of the Fund.

Nuveen Investments also reported on June 20, 2007 that Nuveen Investments’ Board of Directors appointed John P. Amboian as Chief Executive Officer of Nuveen Investments, effective July 1, 2007. Timothy R. Schwertfeger, Nuveen Investments’ Chairman and current Chief Executive Officer, will serve as non-executive Chairman of the Board of Directors of Nuveen Investments and will remain Chairman of the Board of each of the Nuveen funds (including the Fund).

Investment Management Agreement

Pursuant to an investment management agreement between NAM and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by NAM, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below. As previously defined, “Managed Assets” means the Fund’s net assets, including assets attributable to FundPreferred shares that may be outstanding and the principal amount of any Borrowings.

Fund-Level Fee.    The fund-level fee shall be applied according to the following schedule:

Fund-Level Average Daily Managed Assets	Fund-Level Fee Rate
Up to $500 million	0.700%
$500 million to $1 billion	0.675%
$1 billion to $1.5 billion	0.650%
$1.5 billion to $2 billion	0.625%
$2 billion and over	0.600%

Complex-Level Fee.    The complex-level fee shall be applied according to the following schedule:

Complex-Level Daily Managed Assets(1)	Total Complex-Level Assets	Complex-Level Marginal Rate	Effective Complex-Level Fee Rate
First $55 billion	$55 billion	0.2000%	0.2000%
Next $1 billion	$56 billion	0.1800%	0.1996%
Next $1 billion	$57 billion	0.1600%	0.1989%
Next $3 billion	$60 billion	0.1425%	0.1961%
Next $3 billion	$63 billion	0.1325%	0.1931%
Next $3 billion	$66 billion	0.1250%	0.1900%
Next $5 billion	$71 billion	0.1200%	0.1851%
Next $5 billion	$76 billion	0.1175%	0.1806%
Next $15 billion	$91 billion	0.1150%	0.1698%

(1)	With respect to complex-level Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-level Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-level Managed Assets shall be .1400% until such time as a different rate or rates is determined. Complex-level Managed Assets are the aggregate Managed Assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the U.S. Complex-level Managed Assets were approximately $72.8 billion as of March 31, 2007.

In addition to NAM’s fee, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NAM), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of its independent registered public accounting firm, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any. All fees and expenses are accrued daily and deducted before payment of distributions to shareholders.

The basis for the Board of Trustee’s initial approval of the Fund’s investment management agreement will be provided in the Fund’s initial shareholder report. The basis for subsequent continuations of that agreement will be provided in annual or semi-annual reports to shareholders for the periods during which such continuations occur.

NET ASSET VALUE

The Fund will determine the net asset value of its shares daily, as of the close of regular session trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, long positions are valued at the last available bid price and short positions are valued at the last available ask price. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Generally, readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by NAM to be OTC, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Board of Trustees deems appropriate to reflect their fair market value. Long positions in securities traded in the OTC market are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Trustees to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities. In addition, if it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees, or its designee, may determine the fair value for the security.

When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps will be determined by obtaining dealer quotations. Other investments, including forward contracts and foreign currency contracts (including NDFs), are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Fund believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. Generally, trading in mortgage-backed securities, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of business on the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund’s shares are determined at such times.

If the Fund invests in senior loans or other debt securities, the Fund may use an independent pricing service to value most senior loans and other debt securities at their market value or at a fair value determined by the independent pricing service. The Fund will use the fair value method to value senior loans or other debt securities if the independent pricing service is unable to provide a market or fair value for them or if the market value provided by the independent pricing service is deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its net assets would materially affect net asset value.

Securities that are fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair value procedures.

DISTRIBUTIONS

Commencing with the first distribution, the Fund will pay quarterly distributions to Common Shareholders that will be composed of, in addition to net investment income, supplemental amounts generally representing realized capital gains or, possibly, returns of capital representing either unrealized capital gains or a return of your original investment. Periodic distributions that include such supplemental amounts are sometimes referred to as “managed distributions.” The Fund expects to declare its initial Common Share distribution approximately 45 to 90 days, and to pay that distribution approximately 60 to 120 days, from the completion of this offering, depending on market conditions.

The Fund will seek to establish a distribution rate that roughly corresponds to NAM’s projections of the total return that could reasonably be expected to be generated by the Fund over an extended period of time. NAM, in making such projections, may consider long-term historical returns and a variety of other factors. The distribution rate will not be solely dependent on the amount of income earned on capital gains realized by the Fund. Distributions can only be made after paying accrued dividends to FundPreferred shareholders, if any, and interest and required principal payments on Borrowings, if any.

If, for any quarterly distribution, the accumulated amount of undistributed net investment income and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s net assets. In order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. The Fund’s final distribution for each calendar year will include any remaining net investment income undistributed during the year and may include any remaining net realized capital gains undistributed during the year.

The Fund’s actual financial performance will likely vary significantly from quarter-to-quarter and from year-to-year, and there may be extended periods of up to several years when the distribution rate will exceed the Fund’s actual total returns. The Fund’s projected or actual distribution rate is not a prediction of what the Fund’s actual total returns will be over any specific future period.

As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund’s distribution policy could change. To the extent that the total return of the Fund’s overall strategy exceeds the distribution rate for an extended period, the Fund may be in a position to increase the distribution rate or distribute supplemental amounts to shareholders. Conversely, if the total return of the Fund’s overall strategy is less than the distribution rate for an extended period of time, the Fund will effectively be drawing upon its net assets to meet distribution payments. Similarly, for tax purposes such distributions by the Fund may consist in part of a return of capital to Common Shareholders. The exact tax characteristics of the Fund’s distributions will not be known until after the Fund’s fiscal year-end. Common Shareholders should not confuse a return of capital distribution with “dividend yield” or “total return.”

At the same time that it pays a quarterly distribution, the Fund will post on its website (www.nuveen.com/cef), and provide to Common Shareholders, a written notice of the estimated sources and tax characteristics of the Fund’s distributions (i.e., what percentage of the distributions is estimated to constitute ordinary income, short-term capital gains, long-term capital gains, and/or a non-taxable return of capital) on a year-to-date basis, in compliance with a federal securities law requirement that any fund paying a distribution from sources other than net investment income disclose to shareholders the respective portion attributable to such other sources. These estimates may be based on certain assumptions about the Fund’s expected investment returns and the realization of net gains, if any, over the remaining course of the year. These estimates may, and likely will, vary over time based on the activities of the Fund and changes in the value of portfolio investments. The Fund expects that it will provide this type of information primarily on a tax basis, instead of on a generally accepted accounting principles (GAAP) basis, because experience has shown that fund shareholders are most concerned about the tax character of their distributions, and because the Fund expects that the distributions’ tax characteristics will fairly reflect the economic basis of the Funds’ distributions and returns. The final determination of the source and tax characteristics of all distributions will be made after December 31 in each year, and reported to Common Shareholders on Form 1099-DIV early the following year.

As explained more fully below in “Tax Matters,” at least annually, the Fund intends to distribute to Common Shareholders net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) not otherwise distributed as a component of the quarterly distribution after making interest and required principal payments on Borrowings or paying any accrued dividends or making any redemption or liquidation payments to FundPreferred shareholders or, alternatively, to retain all or a portion of the year’s net capital gain and pay U.S. federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained net capital gain in their income for the year as a long-term capital gain (regardless of their holding period in the Common Shares), and will be entitled to an income tax credit or refund for the tax deemed paid on their behalf by the Fund. The Fund may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions. In addition, the Fund may make total distributions during a given calendar year in an amount that exceeds the Fund’s net investment income and net realized capital gains for that calendar year, in which case the excess would normally be treated by shareholders as return of capital for tax purposes. The distributions paid by the Fund should not be viewed solely as “income.”

Distributions will be reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan unless a Common Shareholder elects to receive cash.

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its quarterly distributions at any time.

DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”) your distributions, including any capital gain distributions, will automatically be reinvested in additional Common Shares under the Plan unless you request otherwise. If you elect not to participate in the Plan, or are not eligible to participate because your brokerage firm does not participate in the Plan, you will receive all distributions in cash paid by check mailed directly to you or your brokerage firm by State Street Bank and Trust Company, as dividend paying agent. The tax consequences of a distribution are the same regardless of whether such distribution is reinvested or received in cash. See “Tax Matters” below.

Under the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the Common Shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the market price on that date.

(2) If Common Shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments. The Plan provides that if the Common Shares start trading at or above net asset value before the Plan Agent has completed its purchases, the Plan Agent may cease purchasing Common Shares in the open market, and may invest the uninvested portion in new shares at a price equal to the greater of (i) net asset value per Common Share determined on the last business day immediately prior to the purchase date or (ii) 95% of the market price on that date.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

As noted above, if you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial adviser for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from State Street Bank and Trust Company, Attn: Computershare Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071, (800) 257-8787.

DESCRIPTION OF SHARES

Common Shares

The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of FundPreferred shares, if issued, and Borrowings, if incurred, have equal rights to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in “Certain Provisions in the Declaration of Trust and By-laws,” non-assessable, and will have no preemptive or conversion rights or rights to cumulative voting. The Fund has no current intention of issuing FundPreferred shares or incurring Borrowings. However, if at some future time the Fund issues FundPreferred shares and/or incurs Borrowings, the Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on FundPreferred shares and interest on Borrowings have been paid, and (i) unless asset coverage (as defined in the 1940 Act) with respect to FundPreferred shares would be at least 200% after giving effect to the distributions and (ii) unless asset coverage (again, as defined in the 1940 Act) with respect to any Borrowings would be at least 300% after giving effect to the distributions. See “—FundPreferred Shares” below.

The Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will not issue share certificates.

Proceeds from the sale of Common Shares in this offering will be reduced by 4.5% (the amount of the sales load as a percentage of the offering price), making the Fund’s net asset value per Common Share equal $19.10. Net asset value of the Fund and the net asset value per Common Share are then further reduced by the amount of offering expenses paid by the Fund (estimated to be an additional 0.20% as a percentage of the offering price). Nuveen has agreed to (i) reimburse all organizational costs of the Fund and (ii) pay all offering costs of the Fund (other than sales load) that exceed $.04 per Common Share. See “Use of Proceeds.”

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund have, during some periods, traded at prices higher than net asset value and, during other periods, have traded at prices lower than net asset value. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot guarantee you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See the Statement of Additional Information under “Repurchase of Fund Shares; Conversion to Open-End Fund.”

FundPreferred Shares

The Fund has no current intention of issuing FundPreferred shares. However, the Declaration authorizes the issuance of an unlimited number of FundPreferred shares in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. The terms of any FundPreferred shares that may be issued by the Fund may be the same as, or different from, the terms described below, subject to applicable law and the Declaration. See the Statement of Additional Information for a more complete discussion of FundPreferred shares under “Description of Shares—FundPreferred Shares.”

Limited Issuance of FundPreferred Shares. Under the 1940 Act, the Fund can issue FundPreferred shares with an aggregate liquidation value of up to one-half of the value of the Fund’s total net assets, measured immediately after issuance of the FundPreferred shares. “Liquidation value” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends.

Voting Rights. The 1940 Act requires that FundPreferred shares be voting shares and have equal voting rights with Common Shares. Except as otherwise indicated in this prospectus or the Statement of Additional Information and except as otherwise required by applicable law, holders of FundPreferred shares would vote together with Common Shareholders as a single class.

Holders of FundPreferred shares, voting as a separate class, would be entitled to elect two of the Fund’s trustees (following the establishment of the Fund by an initial trustee, the Declaration provides for a total of no less than two and no more than fifteen trustees). The remaining trustees would be elected by Common

Shareholders and holders of FundPreferred shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the FundPreferred shares, the holders of all outstanding FundPreferred shares, voting as a separate class, would be entitled to elect a majority of the Fund’s trustees until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of FundPreferred shares would be required, in addition to the single class vote of the holders of FundPreferred shares and Common Shares. See “Certain Provisions in the Declaration of Trust and By-laws” and the Statement of Additional Information under “Description of Shares—FundPreferred Shares—Voting Rights.”

Borrowings

The Fund has no current intention of incurring Borrowings. However, the Declaration authorizes the Fund, without approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund’s assets. In connection with such Borrowings, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements would increase the cost of any such Borrowings over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such Borrowings, must have an “asset coverage” of at least 300%. With respect to any such Borrowings, asset coverage means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. As with the issuance of FundPreferred shares, certain types of Borrowings may result in the Fund being subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration and By-laws includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The By-laws require the Board of Trustees be divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class is elected to a three-year term. See the Statement of Additional Information under “Management of the Fund.” This provision of the By-laws could delay for up to two years the replacement of a majority of the Board of Trustees. If FundPreferred shares are issued, holders of FundPreferred shares, voting as a separate class, will be entitled to elect two of the Fund’s trustees. In addition, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and, if issued, FundPreferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s Common Shares and, if issued, FundPreferred shares outstanding at the time, voting together as a single class, would be required; provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series would be required. Approval of shareholders would not be required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization that adversely affects the holders of any outstanding FundPreferred shares, the action in question would also require the affirmative vote of the holders of at least two-thirds of the FundPreferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the FundPreferred shares outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and, if issued, FundPreferred shares, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization that adversely affects the holders of any outstanding FundPreferred shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders.

The Declaration provides that the obligations of the Fund are not binding upon the trustees of the Fund individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The provisions of the Declaration and By-laws described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

Reference should be made to the Declaration and By-laws on file with the Securities and Exchange Commission for the full text of these provisions.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than net asset value, the Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

If the Fund converted to an open-end investment company, it would be required to redeem all FundPreferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the New York Stock Exchange or elsewhere. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their net asset value, less any redemption charge that is in effect at the time of redemption. See the Statement of Additional Information under “Repurchase of Fund Shares; Conversion to Open-End Fund” for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end investment company.

Before deciding whether to take any action if the Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under “Repurchase of Fund Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

TAX MATTERS

The following discussion of federal income tax matters is based on the advice of Bell, Boyd & Lloyd LLP, special counsel to the Fund.

The discussions below and certain disclosure in the Statement of Additional Information provide general tax information related to an investment in the Common Shares. Because tax laws are complex and often change, you should consult your tax adviser about the tax consequences of an investment in the Fund. The following tax discussion assumes that you are a shareholder who is a U.S. person, as defined for U.S. federal income tax purposes, and that you hold the Common Shares as a capital asset. If you are not such a U.S. person, you should consult your tax advisor about the tax consequences to you of an investment in the Fund.

The Fund intends to elect to be treated and to qualify annually as a RIC under the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid), the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income and such amounts from previous years that were not distributed and on which the Fund did not pay U.S. federal income tax, then the Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts. Fund distributions also may be subject to state and local taxes. The Fund believes that its investment strategies will generate qualifying RIC income under current U.S. federal income tax law. The Code, however, expressly gives the U.S. Treasury Department authority to issue regulations that would exclude non-U.S. currency gains from qualifying income if such gains are not directly related to a fund’s business of investing in stocks or securities. While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future that would treat some or all of the Fund’s non-U.S. currency gains as non-qualifying income, thereby jeopardizing the Fund’s tax qualification as a RIC for all years to which such regulations are applicable. If in any taxable year the Fund fails for any reason to qualify as a RIC under the Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to Common Shareholders will not be deductible by the Fund in computing its taxable income. You should consult with your own tax adviser regarding the particular consequences to you of investing in the Fund.

Over time, the Fund will distribute all of its investment company taxable income (after it pays accrued dividends on, or redeems or liquidates, outstanding FundPreferred shares, if any, and makes interest and required principal payments on Borrowings, if any). In addition, at least annually, the Fund intends to distribute net capital gains not previously distributed, or, alternatively, to retain all or a portion of the year’s net capital gain and pay U.S. federal income tax on the retained gain. As provided under U.S. federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as long-term capital gain (regardless of their holding period in the Common Shares), and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund. Common Shareholders of record for the retained gain will also be entitled to increase their tax basis in their Common Shares by the difference between their shares of the retained gain and the tax deemed paid on their behalf by the Fund. The Fund does not expect that a significant portion of its dividends will be eligible for the corporate dividends received deduction or for the reduced rates of taxation applicable to certain qualified dividend income received by non-corporate shareholders.

Dividends paid to you out of the Fund’s investment company taxable income will generally be taxable to you as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional Common Shares. Distributions of net capital gain, if any, are taxable to you as long-term capital gains, regardless of how long you have held the Common Shares. A distribution of an amount in excess of the Fund’s earnings and profits is treated as a non-taxable return of capital that reduces your tax basis in your Common Shares; any such distributions in excess of your basis are treated as gain from a sale of your shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Common Shares. The Fund’s transactions in options, futures contracts, forward contracts, swaps and other derivative instruments will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders.

The Fund will pursue its investment objective in part by entering into various foreign currency contracts, including forward contracts, futures contracts, options, swaps, and other derivative instruments. Under Section 988 of the Code, any gain or loss from entering into or acquiring certain financial instruments attributable to fluctuations in exchange rates that occur between the date of acquisition and the date of settlement or disposition of such instruments generally would be treated as ordinary income or loss. The Fund may elect out of the application of Section 988 of the Code with respect to the tax treatment of each of its foreign currency contracts to the extent (i) such contract is a capital asset in the hands of the Fund and is not part of a straddle transaction and (ii) the Fund makes an election by the close of the day the contract is entered into to treat the gain or loss attributable to such contract as capital gain or loss. The Fund expects to meet these requirements and to elect out of Section 988 with respect to each of its non-U.S. currency contracts.

The Fund’s foreign currency contracts may qualify as “Section 1256 contracts” if the underlying currencies are currencies for which there are futures contracts that are traded on and subject to the rules of a qualified board or exchange. Generally, gains and losses from Section 1256 contracts are marked to market annually and are characterized as long-term capital gains or losses to the extent of 60% thereof and as short-term capital gains or losses to the extent of 40% thereof. If the Fund elects out of Section 988 (as described in the preceding paragraph) with respect to its foreign currency contracts that qualify as Section 1256 contracts, the tax treatment generally applicable to Section 1256 contracts will apply to such contracts. If the Fund elects out of Section 988 with respect to any of its foreign currency contracts that do not qualify as Section 1256 contracts, such contracts will not be marked to market annually and the Fund will recognize short-term or long-term capital gain or loss depending on the Fund’s holding period therein.

Any gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities are generally treated as ordinary income or loss. In addition, foreign exchange gains realized on the sale of debt securities denominated in or by reference to a non-U.S. currency will be treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund’s ordinary income otherwise available for distribution to you.

The tax treatment of the Fund’s investments may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying as a RIC and the 98% distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a RIC.

Under current law, the maximum tax rate on long-term capital gains of noncorporate investors is 15%. To the extent the Fund distributes amounts of dividends, including capital gain dividends, eligible for the reduced rates, it will identify the relevant amounts in its annual tax information reports to its shareholders. The Fund does not expect that a significant amount of its dividends, other than its capital gains dividends, will be eligible for the reduced rates. Without further legislative change, the rate reductions will lapse, and the previous rates will be reinstated, for taxable years beginning on or after January 1, 2011.

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year.

Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each quarterly distribution with respect to the then current estimated source of the distribution made for tax purposes. However, the ultimate tax characterization of the Fund’s distributions made in a calendar year may not finally be determined until after the end of that calendar year. Pursuant to exemptive relief obtained by NAM with respect to its funds (including the Fund), the Fund can distribute net realized capital gains to its Common Shareholders in more than one of its quarterly distributions. Each year, we will notify you of the tax status of dividends and other distributions.

If you sell Common Shares, you may realize a capital gain or loss that will generally be long-term or short-term, depending on your holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term capital gain or loss if the shares have been held for more than one year.

A repurchase by the Fund of its shares generally will be treated as a sale of the shares by a shareholder provided that after the repurchase the shareholder does not own, either directly or by attribution under Section 318 of the Code, any of the Fund’s outstanding shares. If, after a repurchase a shareholder continues to own, directly or by attribution, any of the Fund’s outstanding shares, it is possible that any amounts received in the repurchase by such shareholder will be taxable as a dividend to such shareholder. There is a risk that shareholders who do not have any of their shares repurchased in such case would be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of the Fund. In addition, use of the Fund’s cash to repurchase shares may adversely affect the Fund’s ability to satisfy the distribution requirements described above. The Fund may also recognize income in connection with the liquidation of portfolio securities to fund share purchases. Any such income would be taken into account in determining whether the distribution requirements have been satisfied.

Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the original shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder (or amounts designated as undistributed capital gains) with respect to such shares. The ability to deduct capital losses may be subject to other limitations under the Code.

The Fund’s investment in foreign securities may be subject to foreign withholding and other taxes, which could decrease the Fund’s yield on those securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders will not be entitled to claim a credit or deduction with respect to any foreign taxes paid by the Fund.

We may be required to withhold U.S. federal income tax from all taxable distributions payable if you:

•	fail to provide us with your correct taxpayer identification number;

•	fail to make required certifications; or

•	have been notified by the IRS that you are subject to backup withholding.

Under current law, the backup withholding rate is 28% for amounts paid through 2010, after which time the rate will increase to 31% absent legislative change. This withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability, provided the required information is furnished to the IRS.

U.S. federal tax law imposes an alternative minimum tax with respect to individuals and corporations. Under current law, it is not expected that you will be subject to alternative minimum tax as a result of your investment in the Fund.

The Fund may invest in securities the U.S. federal income tax treatment of which is uncertain or subject to recharacterization by the IRS. To the extent the tax treatment of such securities or their income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

UNDERWRITING

Wachovia Capital Markets, LLC and Nuveen Investments, LLC are acting as the representatives of the underwriters (“Underwriters”) named below. Subject to the terms and conditions stated in the underwriting agreement, dated the date of this prospectus, each Underwriter named below has agreed to purchase, and the Fund has agreed to sell to that Underwriter, the number of Common Shares set forth opposite the Underwriter’s name.

Underwriters	Number of Common Shares
Wachovia Capital Markets, LLC
Nuveen Investments, LLC

Total

The underwriting agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The Underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) shown in the table above if any of the Common Shares are purchased.

The Underwriters propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to dealers at the public offering price less a concession not to exceed $.60 per share. The sales load the Fund will pay of $0.90 per share is equal to 4.5% of the initial public offering price. The Underwriters may allow, and dealers may reallow, a concession not to exceed $0.10 per share on sales to other dealers. If all of the Common Shares are not sold at the initial public offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or before April 30, 2007. The representatives have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

NAM (and not the Fund) has agreed to pay Wachovia Capital Markets, LLC, from its own assets, a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund’s Common Shares in the amount of $                . The structuring fee paid to                  will not exceed         % of the total public offering price of the Common Shares sold in this offering.

NAM (and not the Fund) has agreed to pay                  from its own assets, a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund’s Common Shares in the amount not to exceed $                . The structuring fee paid to              will not exceed         % of the total public offering price of the Common Shares sold in this offering.

NAM (and not the Fund) has agreed to pay                  from its own assets, additional compensation for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund’s Common Shares in the amount of $                . The additional compensation paid to              will not exceed         % of the total public offering price of the Common Shares sold in this offering.

NAM (and not the Fund) has agreed to pay              from its own assets, a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund’s Common Shares in the amount up to $            . The structuring fee paid to              will not exceed             % of the total public offering price of the Common Shares sold in this offering.

NAM (and not the Fund) has agreed to pay                  from its own assets, a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and

distribution of the Fund’s Common Shares in the amount not to exceed $            . The structuring fee paid to                  will not exceed             % of the total public offering price of the Common Shares sold in this offering.

The sum total of all compensation to the Underwriters in connection with this public offering of Common Shares, including sales load and all forms of additional compensation or structuring or sales incentive fee payments to the Underwriters, will be limited to not more than             % of the total public offering price of the Common Shares sold in this offering.

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to                  additional Common Shares at the public offering price less the sales load. The Underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each Underwriter must purchase a number of additional Common Shares approximately proportionate to that Underwriter’s initial purchase commitment.

The Fund has agreed that, for a period of 180 days from the date of this prospectus, it will not, without the prior written consent of Wachovia Capital Markets, LLC, on behalf of the Underwriters, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares. Wachovia Capital Markets, LLC, in its sole discretion, may release any of the securities subject to these agreements at any time without notice.

The Underwriters have undertaken to sell Common Shares to a minimum of 400 beneficial owners in lots of 100 or more shares to meet the New York Stock Exchange distribution requirements for trading. The Fund’s Common Shares have been approved for listing on the New York Stock Exchange under the symbol “JGR,” subject to notice of issuance.

The following table shows the sales load that the Fund will pay to the Underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the Underwriters’ option to purchase additional Common Shares.

	Paid By Fund
	No Exercise		Full Exercise
Per Share		$0.90		$0.90

Total	$		$

The Fund and NAM have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the Underwriters may be required to make because of any of those liabilities. Certain Underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the New York Stock Exchange. No Underwriter, however, is obligated to conduct market-making activities, and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriter. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any Underwriter. This prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering, Wachovia Capital Markets, LLC on behalf of itself and the other Underwriters, may purchase and sell Common Shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of

Common Shares in excess of the number of Common Shares to be purchased by the Underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of Common Shares made in an amount up to the number of Common Shares represented by the Underwriters’ over-allotment option. In determining the source of Common Shares to close out the covered syndicate short position, the Underwriters will consider, among other things, the price of Common Shares available for purchase in the open market as compared to the price at which they may purchase Common Shares through the overallotment option.

Transactions to close out the covered syndicate short position involve either purchases of Common Shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The Underwriters may also make “naked” short sales of Common Shares in excess of the overallotment option. The Underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of Common Shares in the open market while the offering is in progress.

The Underwriters may impose a penalty bid. Penalty bids allow the underwriting syndicate to reclaim selling concessions allowed to an underwriter or a dealer for distributing Common Shares in this offering if the syndicate repurchases Common Shares to cover syndicate short positions or to stabilize the purchase price of the Common Shares.

Any of these activities may have the effect of preventing or retarding a decline in the market price of Common Shares. They may also cause the price of Common Shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions.

The Underwriters may conduct these transactions on the New York Stock Exchange or in the over-the-counter market, or otherwise. If the Underwriters commence any of these transactions, they may discontinue them at any time.

A prospectus in electronic format may be made available on the websites maintained by one or more of the Underwriters. Other than the prospectus in electronic format, the information on any such Underwriter’s website is not part of this prospectus. The representatives may agree to allocate a number of Common Shares to Underwriters for sale to their online brokerage account holders. The representatives will allocate Common Shares to Underwriters that may make Internet distributions on the same basis as other allocations. In addition, Common Shares may be sold by the Underwriters to securities dealers who resell Common Shares to online brokerage account holders.

Prior to the initial public offering of Common Shares, NAM will purchase Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

The Fund anticipates that, from time to time, certain Underwriters may act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters. Certain Underwriters have performed investment banking and advisory services for NAM and its affiliates from time to time, for which they have received customary fees and expenses. Certain Underwriters may, from time to time, engage in transactions with or perform services for NAM and its affiliates in the ordinary course of business.

The principal business address of Wachovia Capital Markets, LLC is 375 Park Avenue, New York, New York 10152. The principal business address of Nuveen Investments, LLC is 333 West Wacker Drive, Chicago, Illinois 60606.

SELLING RESTRICTIONS

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the common shares, or the possession, circulation or distribution of this Prospectus or any other material relating to the Fund or the common shares in any jurisdiction where action for that purpose is required. Accordingly, the common shares may not be offered or sold, directly or indirectly, and neither this Prospectus nor any other offering material or advertisements in connection with the common shares may be distributed or published, in or from any country or jurisdiction except in compliance with any applicable rules and regulations of any such country or jurisdiction.

The common shares offered pursuant to this Prospectus are not being registered under the Securities Act of 1933 for the purpose of sales outside the United States.

Argentina. THE COMMON SHARES WILL NOT BE PUBLICLY OFFERED IN ARGENTINA. THEREFORE, THIS PROSPECTUS HAS NOT BEEN, AND WILL NOT BE, REGISTERED WITH THE COMISIÓN NACIONAL DE VALORES. THIS OFFER DOES NOT CONSTITUTE A PUBLIC OFFERING OF COMMON SHARES WITHIN THE SCOPE OF THE ARGENTINE SECURITIES LAW N° 17.811. THIS PROSPECTUS AND OTHER OFFERING MATERIALS RELATING TO THE OFFER OF THE COMMON SHARES ARE BEING SUPPLIED ONLY TO THOSE INVESTORS WHO HAVE EXPRESSLY REQUESTED IT. THEY ARE STRICTLY CONFIDENTIAL AND MAY NOT BE DISTRIBUTED TO ANY PERSON OR ENTITY OTHER THAN THE RECIPIENTS HEREOF.

Australia. THIS PROSPECTUS HAS NOT BEEN AND WILL NOT BE LODGED WITH THE AUSTRALIAN SECURITIES AND INVESTMENTS COMMISSION. THE OFFER IS MADE ONLY TO THOSE PERSONS TO WHOM DISCLOSURE IS NOT REQUIRED UNDER DIVISION 2 PART 6D.2 OF THE CORPORATIONS ACT 2001 AND DOES NOT PURPORT TO BE AN OFFER OF COMMON SHARES FOR WHICH DISCLOSURE IS REQUIRED.

Bahamas. The offer is not open to the public. The offering of each common share directly or indirectly in or from within The Bahamas may only be made by an entity or person who is licensed as a Broker Dealer by the Securities Commission of The Bahamas. Persons deemed “resident” of The Bahamas pursuant to the Exchange Control Regulations, 1956 of The Bahamas must receive the prior approval of The Central Bank of The Bahamas before accepting an offer to purchase the common shares.

Brazil. The common shares may not be offered or sold to the public in Brazil. Accordingly, the offering of the common shares has not been submitted to the Brazilian Securities Commission (Comissão de Valores Mobiliários—CVM) for approval. Documents relating to such offering, as well as the information contained herein and therein may not be supplied to the public as a public offering in Brazil or be used in connection with any offer for subscription or sale to the public in Brazil.

British Virgin Islands. THE FUND, THIS PROSPECTUS AND THE COMMON SHARES OFFERED HEREIN HAVE NOT BEEN, AND WILL NOT BE, RECOGNIZED OR REGISTERED UNDER THE LAWS AND REGULATIONS OF THE BRITISH VIRGIN ISLANDS. THE COMMON SHARES MAY NOT BE OFFERED OR SOLD IN THE BRITISH VIRGIN ISLANDS EXCEPT IN CIRCUMSTANCES IN WHICH THE FUND, THIS PROSPECTUS AND THE COMMON SHARES DO NOT REQUIRE RECOGNITION BY OR REGISTRATION WITH THE AUTHORITIES OF THE BRITISH VIRGIN ISLANDS. THIS PROSPECTUS IS NOT A SOLICITATION OF INDIVIDUALS SITUATED IN THE BRITISH VIRGIN ISLANDS TO PURCHASE INTERESTS IN THE FUND.

Chile. (1) Neither the Fund nor the common shares of the Fund have been registered in the Republic of Chile under Law 18,045 of Securities Market (“Chilean Securities Act”), and no filing related to the Fund and/or the common shares has been presented before the Chilean regulatory agency (“SVS”). Subsequently the common shares have not been offered or sold, and will not be offered or sold to the public within Chile, except in circumstances which have not resulted and will not result in a “public offering” as such term is defined in Article 4 of the Chilean Securities Act.

(2) Wachovia Capital Markets, LLC is neither a bank nor a licensed broker in Chile, and therefore has not and will not conduct transactions or any business operations in any of such qualities, including the marketing, offer and sale of the common shares, except in circumstances which have not resulted and will not result in a “public offering” as such term is defined in Article 4 of the Chilean Securities Act, and/or have not resulted and will not result in the intermediation of securities in Chile within the meaning of Article 24 of the Chilean Securities Act and/or the breach of the brokerage restrictions set forth in Article 39 of Decree with Force of Law No. 3 of 1997.

(3) The common shares will be sold only to specific buyers, every of which will be deemed upon purchase:

(i) To be a financial institution and/or institutional investor or a qualified investor with such knowledge and experience in financial and business matters as to be capable of evaluating the risks and merits of an investment in the common shares;

(ii) To agree that it will not resell the common shares in the Republic of Chile in a transaction subject to the registration requirements of the Chilean Securities Act, and that it will comply with all applicable laws and regulations of the Republic of Chile or any other applicable jurisdiction; and it will deliver to each person to whom the common shares are transferred a notice substantially to the effect of this selling restriction;

(iii) To acknowledge receipt of the sufficient information required to make an informed decision whether or not to invest in the common shares; and,

(iv) To acknowledge that it has not relied upon advice from Wachovia Capital Markets, LLC and/or the Fund of the common shares, or their respective affiliates, regarding the determination of the convenience or suitability of units as an investment for the buyer or any other person; and has taken and relied upon independent legal, regulatory, tax and accounting advice.

Colombia. The common shares may not be offered or sold in the Republic of Colombia.

Costa Rica. The common shares described in this Prospectus have not been registered with the Superintendencia General de Valores de Costa Rica, nor any other regulatory body of Costa Rica. This Prospectus is intended to be for your personal use only, and is not intended to be a Public Offering of Securities, as defined under Costa Rican law.

Israel. NOTICE TO RESIDENTS OF ISRAEL

The Fund has undertaken that it will not offer common shares (1) to the public in Israel within the meaning of Israel’s Securities Law, 5728-1968; or (2) to more than 35 offerees resident in Israel. The Fund will obtain representations from each offeree that it is purchasing the common shares for investment purposes only and not for the purpose of resale. Israeli purchasers of common shares should consult their own legal and tax advisers with respect to the tax consequences of an investment in the common shares in their particular circumstances and with respect to the eligibility of the common shares for investment by the purchaser under relevant Israeli legislation.

Mexico. The common shares have not been and will not been registered with the National Registry of Securities maintained by the National Banking and Securities Commission and may not be publicly offered in Mexico, except pursuant to a private placement exemption set forth under article 8 of the Securities Market Law.

Panama. The common shares have not been registered with the National Securities Commission, nor has the offer, sale or transactions thereof been registered. The exemption from registration is made based on numeral 2 (in the case of non-institutional investors) or numeral 3 (in the case of institutional investors) of Article 83 of Decree Law 1 of July 8, 1999 (Institutional Investors). Consequently, the tax treatment established in Articles 269 to 271 of Decree Law 1 of July 8, 1999, is not applicable thereto. The common shares are not under the supervision of the National Securities Commission.

Paraguay. This is a private and personal offering. The common shares offered have not been approved by or registered with the National Securities Commission (Comisión Nacional de Valores) and are not part of a public offering as defined by the Paraguayan Securities Law. The information contained herein is for informational and marketing purposes only and should not be taken as an investment advice.

Peru. This offering of common shares is made only to institutional investors (as defined by the Peruvian Securities Market Law) and not to the public in general or a segment of it. Therefore, within 12 months from their acquisition the common shares can only be transferred to other institutional investors, unless they are previously recorded in the Public Registry of the Securities Market.

Switzerland. THE FUND HAS NOT BEEN AUTHORIZED BY THE SWISS FEDERAL BANKING COMMISSION AS A FOREIGN INVESTMENT FUND UNDER ARTICLE 45 OF THE SWISS FEDERAL LAW ON INVESTMENT FUNDS OF MARCH 18, 1994. ACCORDINGLY, COMMON SHARES MAY NOT BE OFFERED OR DISTRIBUTED ON A PROFESSIONAL BASIS IN OR FROM SWITZERLAND, UNLESS THE OFFER OR DISTRIBUTION IS EXCLUSIVELY ADDRESSED TO SWISS INSTITUTIONAL INVESTORS, WITHOUT ANY PUBLIC OFFERING.

Uruguay. This is a private offering. None of Wachovia Capital Markets, LLC, the Fund or the common shares have been registered with the Central Bank of Uruguay. The common shares offered hereunder do not qualify as investment funds under Uruguayan law 16,774 of September 27, 1996.

Venezuela. The offering of this U.S. closed-end fund has not been and will not be registered with the Venezuelan Comisión Nacional de Valores and, accordingly, the Fund (or its common shares) may not be offered or sold in any manner that may be construed as a public offering under Venezuelan securities laws.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, 250 Royall Street, Canton, Massachusetts 02021.

LEGAL OPINIONS AND EXPERTS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Bell, Boyd & Lloyd LLP, Chicago, Illinois, and for the Underwriters by Simpson Thacher & Bartlett LLP, New York, New York. Bell, Boyd & Lloyd LLP and Simpson Thacher & Bartlett LLP may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP, Boston, Massachusetts. PricewaterhouseCoopers, LLP, Chicago, Illinois, as an independent registered public accounting firm, provides accounting and auditing services to the Fund.

TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION

APPENDIX A: LIST OF ELIGIBLE COUNTRIES

July 1, 2007

Country	Region	Long-Term Moody’s Foreign Currency Debt Credit Rating	Long-Term S&P’s Foreign Currency Debt Credit Rating
Australia	Asia	Aaa	AAA
Brazil	Latin America	Ba2	BB
Canada	North America	Aaa	AAA
Chile	Latin America	A2	A
Colombia	Latin America	Ba2	BB
Czech Republic	Emerging Europe	A1	A-
Denmark	Developed Europe	Aaa	AAA
*European Union	Developed Europe	Aaa	AAA
Hungary	Emerging Europe	A2	BBB+
Iceland	Developed Europe	Aaa	A+
India	Asia	Baa2	BBB-
Indonesia	Asia	B1	BB-
Israel	Middle East	A2	A-
Japan	Asia	Aaa	AA-
Malaysia	Asia	A3	A-
Mexico	North America	Baa1	BBB
New Zealand	Asia	Aaa	AA+
Norway	Developed Europe	Aaa	AAA
Philippines	Asia	B1	BB-
Poland	Emerging Europe	A2	BBB+
Romania	Emerging Europe	Baa3	BBB-
Singapore	Asia	Aaa	AAA
Slovakia	Emerging Europe	A1	A
South Africa	Africa	Baa1	BBB+
South Korea	Asia	A3	A
Sweden	Developed Europe	Aaa	AAA
Switzerland	Developed Europe	Aaa	AAA
Taiwan	Asia	Aa3	AA-
Thailand	Asia	Baa1	BBB+
Turkey	Emerging Europe	Ba3	BB-
United Kingdom	Developed Europe	Aaa	AAA
United States	North America	Aaa	AAA

*Note: Euro zone countries have a single currency, the Euro.

A-1

                 Shares

Nuveen Multi-Currency

Income Fund

Common Shares

$20.00 per Share

PROSPECTUS

                , 2007

Wachovia Securities

Nuveen Investments, LLC

LPR-XXX-0707D

Until             , 2007 (25 days after the date of this prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

SUBJECT TO COMPLETION, DATED     , 2007

This information in the Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer and sale is not permitted.

NUVEEN MULTI-CURRENCY INCOME FUND

STATEMENT OF ADDITIONAL INFORMATION

Nuveen Multi-Currency Income Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company. Prior to July 9, 2007, the Fund was named “Nuveen Multi-Currency Government Income Fund.”

This Statement of Additional Information relating to common shares of the Fund (“Common Shares”) does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus relating thereto dated                     , 2007 (the “Prospectus”). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Fund’s Prospectus prior to purchasing such shares. A copy of the Fund’s Prospectus, annual and semi-annual reports to shareholders when available, and other information about the Fund may be obtained without charge by calling (800) 257-8787, by writing to the Fund or from the Fund’s website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Fund’s website is not part of the Fund’s Prospectus or this Statement of Additional Information. You may also obtain a copy of the Fund’s Prospectus on the Securities and Exchange Commission’s website (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

1

This Statement of Additional Information is dated                     , 2007.

2

INVESTMENT OBJECTIVES AND POLICIES

The Fund’s investment objective is to provide an attractive level of current income and total return. The Fund may generate capital gains (as a component of total return) generally as a result of net gains, if any, on “Section 1256 contracts” (including foreign currency contracts where the underlying currencies have futures contracts that are traded on and subject to the rules of a qualified board or exchange). See the Fund’s Prospectus under “Tax Matters.” The Fund seeks to achieve its investment objective primarily through direct investments in, and indirect exposure to, international government securities.

The Fund will invest directly in international (non-U.S.) government securities (“Direct Investments”) and will obtain indirect exposure to international (non-U.S.) government securities through the purchase of forward currency contracts and other derivative instruments, the returns of which are linked to or associated with returns of such international government securities (“Indirect Investments”). “International” includes both U.S. and non-U.S. securities unless otherwise noted. The Fund’s Indirect Investments provide the approximate difference in return performance, measured in U.S. dollars, of particular international (non-U.S.) government securities relative to high quality U.S. fixed income securities. In this Statement of Additional Information, the Fund’s Direct Investments and Indirect Investments are referred to collectively as “Investments.” The Fund’s Direct and Indirect Investments will and International Corporate Investments, as defined below, may be denominated in, or otherwise provide exposure to, multiple international (non-U.S.) currencies. The Fund expects that its Indirect Investments primarily will be non-deliverable forward currency contracts (commonly referred to as “NDFs”), which are contractually required to settle in cash on a net basis (and that provide exposure to the currencies of non-U.S. countries). Indirect Investments have the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. See the Fund’s Prospectus under “Risks—Additional Investment Exposure (Effective Leverage) Risk” and “The Fund’s Investments—Other Investment Techniques” for more information.

The Fund also may invest up to 17.5% of its net assets in international corporate fixed income securities (“International Corporate Investments”). Initially, the Fund expects to invest directly in International Corporate Investments, but in the future the Fund may invest indirectly, through derivatives, in International Corporate Investments.

Under normal circumstances:

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The Fund will invest approximately 50% of its net assets in Direct Investments and International Corporate Investments (“net assets” means the Fund’s total net assets attributable to Common Shareholders and include the value of its Direct Investments, International Corporate Investments and Collateral plus or minus the gains or losses on its Indirect Investments); and

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The sum of the notional amounts of the Fund’s long and short Indirect Investments will be approximately 100% of the value of the Fund’s net assets (“notional” refers to the value of the underlying assets of a derivative instrument at a specified quantity and price and the Fund’s short positions are not netted against the Fund’s long positions for determining the Fund’s Investment Exposure).

The sum of the value of the Fund’s Direct Investments, the notional value of its Indirect Investments and the value of its exposure to International Corporate Investments is collectively referred to as the Fund’s “Investment Exposure.” The Fund’s short positions are not netted against its long positions in determining the Fund’s Investment Exposure. The approximately 50% of the Fund’s net assets invested in Direct Investments and International Corporate Investments plus the notional amount of long and short Indirect Investments, equal to approximately 100% of net assets, means that the Fund’s Investment Exposure equals approximately 150% of the Fund’s net assets, an effective leverage ratio of 33% (with maximum Investment Exposure of 175% of net assets with an effective leverage ratio of 43%). The Fund also may invest in or sell forward currency contracts to gain exposure to select Eligible Countries (as defined in the Fund’s Prospectus) for investment purposes. The Fund’s Indirect Investments have the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. See the Fund’s Prospectus under “Risks—Additional Investment Exposure (Effective Leverage) Risk” and “—Other Investment Techniques.” The Fund does not expect to hedge the currency risk associated with its exposure to those international (non-U.S.) government securities.

The Fund’s Indirect Investments typically require no immediate cash outlay by the Fund, so under normal circumstances, the Fund will invest the approximately 50% of its net assets, not otherwise invested in Direct Investments and International Corporate Investments, in debt securities of the U.S. Government and its agencies and instrumentalities, U.S. Government mortgage-backed securities, commercial paper and certain asset-backed securities (collectively, “Collateral”), with effective durations of one year or less, with an average credit quality of AA or higher and with no individual item of Collateral being rated below BBB.

The Fund’s “net assets” include the value of its Direct Investments, International Corporate Investments and Collateral, plus or minus the gains or losses on its Indirect Investments.

A more complete description of the Fund’s investment objective and policies is set forth in the Fund’s Prospectus.

INVESTMENT RESTRICTIONS

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and, if applicable, preferred shares of beneficial interest (“FundPreferredTM”shares) voting together as a single class, and of the holders of a majority of the outstanding FundPreferred shares voting as a separate class, if applicable:

(1) Issue senior securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), other than (i) preferred shares that immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness that immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (2) set forth below;

(2) Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act;

(3) Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) in connection with the purchase and sale of portfolio securities or acting as an agent or one of a group of co-agents in originating adjustable rate senior loans;

(4) Invest more than 25% of its total assets in securities of issuers in any one industry, provided, however, that such limitation shall not apply to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, and provided further that for purposes of this limitation, the term “issuer” shall not include a lender selling a participation to the Fund together with any other person interpositioned between such lender and the Fund with respect to a participation;

(5) Purchase or sell real estate, except that this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;

(6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities;

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(7) Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act; and

(8) Purchase any securities (other than obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, and provided further that with respect to 50% of the Fund’s assets, the Fund may invest up to 25% of its assets in the securities of one issuer.

For the purpose of applying the limitation set forth in subparagraph (8) above, a governmental issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the

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computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.

Under the 1940 Act, the Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of Common Shares (“Common Shareholders”) would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

(1) sell securities short, except that the Fund may make short sales of securities if, at all times when a short position is open, the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2) purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder.

(3) purchase securities of companies for the purpose of exercising control.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities. In addition, the Fund’s policy, as noted in the Prospectus, that it will invest at least 80% of its net assets in international government securities or their economic equivalents may only be changed by the Fund’s Board of Trustees following the provision of 60 days’ prior written notice to Common Shareholders.

Although the Fund has no current intention to issue FundPreferred shares or to incur any borrowing or issue commercial paper or notes (collectively, “Borrowings”), the Fund may be subject to certain restrictions imposed by either guidelines of one or more nationally recognized statistical rating organizations (“NRSROs”) that may issue ratings for FundPreferred shares, if any, commercial paper or notes, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede Nuveen Asset Management (“NAM”), the Fund’s adviser, from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

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PORTFOLIO COMPOSITION

In addition to and supplementing the Prospectus section, “The Fund’s Investments—Portfolio Composition and Other Information,” the Fund’s portfolio will be composed principally of the investments described below.

Non-U.S. Government and Supranational Debt Securities, Including Emerging Markets Investments. The Fund may invest in debt securities of governmental issuers in all countries, including emerging market countries. These debt securities may include: fixed income securities issued or guaranteed by governments and governmental agencies or instrumentalities; fixed income securities issued by government-owned, -controlled or -sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between governments and financial institutions; or fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

The ability of a non-U.S. sovereign issuer, especially in an emerging market country, to make timely and ultimate payments on its debt obligations will be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rate and the extent of its non-U.S. reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a sovereign issuer cannot generate sufficient earnings from non-U.S. trade to service its external debt, it may need to depend on continuing loans and aid from non-U.S. governments, commercial banks and multinational organizations. There may be no bankruptcy proceedings similar to those in the U.S. by which defaulted interest may be collected.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. currency reserves, the availability of sufficient non-U.S. currency, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

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Below Investment Grade Securities. The Fund may invest up to 33% of its maximum Investment Exposure (equivalent to 58% of its net assets) in securities rated below investment grade or in unrated securities determined by NAM to be of comparable quality. Securities rated below investment grade are judged to have speculative elements. The ratings of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”), a division of the McGraw-Hill Companies, and the other rating agencies represent their opinions as to the quality of the obligations that they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, NAM also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objectives will be more dependent on NAM’s credit analysis than would be the case when the Fund invests in rated securities. See Appendix A for a description of security ratings.

Investments in below investment grade securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Issuers of below investment grade securities may be highly leveraged and may not have available to them more traditional methods of financing. In addition, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality securities.

Below investment grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower-grade security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of below investment grade securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of below investment grade securities structured as zero coupon or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest currently and in cash. NAM seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

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The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below investment grade securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market. When secondary markets for below investment grade securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on NAM’s research and analysis when investing in below investment grade securities. NAM seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rates and market conditions.

The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or NAM downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, NAM may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality debt securities.

Forward Currency Contracts. Forward currency contracts, including NDFs and swaps, involve obligations of one party to purchase, and another party to sell, a specific security (or currency) at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time at which the contract is made. These contracts are traded in the over-the-counter (“OTC”) derivatives market and entered into directly between traders and their customers. An NDF is a particular type of cash-settled forward currency contract that is generally, through not exclusively, used to efficiently gain effective investment exposure to international (non-U.S.) government securities or their approximate economic equivalents. NDFs are often used when seeking to take positions in the Direct Investments of emerging market countries.

Forward currency contracts enable the Fund to gain economic exposure to the returns (reflecting foreign exchange rate changes) of short-term instruments in a specified country. The returns of those forward currency contracts are substantially equivalent to the returns earned by borrowing U.S. dollars at short-term interest rates and investing those dollars in short-term government securities in a specified foreign country. To the extent that the Fund has U.S.-based Collateral to cover a portion of its forward foreign currency contracts, those “collateralized” forward currency contracts will have returns that closely emulate the returns of the short-term government securities in those countries. Alternatively, to the extent that the notional amount of the Fund’s forward currency contracts exceeds the value of the Fund’s U.S.-based Collateral, those “uncollateralized” forward currency contracts will provide a return equal to the difference between the rate of return of instruments that pay short-term LIBOR (the rate charged by one bank to another for lending money) in the foreign country to which the forward currency contract relates, and the rate of return on U.S. instruments that pay short-term LIBOR, taking into account changes in the relative value of such foreign LIBOR and U.S. LIBOR instruments due to changes to foreign exchange rates.

The Fund intends to enter into cash-settled forward currency contracts, including NDFs, that contractually require the netting of the parties’ liabilities. Under a cash-settled forward currency contract that requires netting, the Fund or its counterparty to the contract is required only to deliver a cash payment in the amount of its net obligation in settlement of the contract. Forward currency contracts are marked-to-market on a daily basis, and the Fund may be required to post collateral to a counterparty pursuant to the terms of a forward currency contract if the Fund currently has a net obligation under the contract. Likewise, the Fund may be entitled to receive collateral under the terms of a forward currency contract if the counterparty currently has a net obligation under the contract.

A cash-settled forward currency contract generally does not require any initial cash outlay by the Fund. The Fund’s forward currency contracts, including its NDFs, will generally have maturities of approximately one to three months but may have maturities of up to six months or more. Each forward currency contract entered into by the Fund will identify a specific “contract settlement rate,” generally equal to or approximately equal to the current forward price of the underlying international (non-U.S.) government security at the time the contract is established. The Fund will be identified as the “buyer” on its long forward currency contract positions and as the “seller” on its short forward currency contract positions. The Fund will earn a positive return from a long forward currency contract position if the underlying exchange rate on or about the settlement date is less than the contract settlement rate established at the contract’s commencement. Conversely, the Fund will lose money from a long forward currency contract position if the underlying exchange rate on or about the settlement date is greater than the contract settlement rate established at the contract’s commencement. Similarly, the Fund will earn a positive return from a short forward currency contract position if the underlying exchange rate on or about the settlement date is greater than the contract settlement rate established at the contract’s commencement, and will lose money if the underlying exchange rate on or about the settlement date is less than the contract settlement rate established at the contract’s commencement.

        U.S. Government Debt Securities. Under normal circumstances, the Fund will invest approximately the 50% of its net assets not otherwise invested in Direct Investments in Collateral, with effective maturities of one year or less, and with an average credit quality of AA or higher. U.S. Government securities are debt securities issued and/or guaranteed as to principal and interest by the U.S. Government that are supported by the full faith and credit of the U.S. These securities include U.S. Treasury bills, notes and bonds and securities of the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration. U.S. Government agency securities, as used herein, include debt securities issued and/or guaranteed as to principal and interest by U.S. Government agencies, U.S. Government-sponsored enterprises and U.S. Government instrumentalities that are not direct obligations of the U.S. These securities may not be backed by the full faith and credit of the U.S. U.S. Government-sponsored enterprises and instrumentalities are not agencies of the U.S. Government. Government sponsored enterprises are private corporations sponsored by the Federal government, such as the Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation. Securities issued by these entities are generally not supported by the full faith and credit of the U.S. Because the U.S. Government is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only where the Fund is satisfied that the credit risk with respect to the issuers is minimal.

International Corporate Investments. The Fund may invest up to 17.5% of its net assets in International Corporate Investments. Initially, the Fund expects to invest directly in International Corporate Investments, but in the future the Fund may invest indirectly, through derivatives, in International Corporate Investments. The Fund expects to invest in a wide variety of International Corporate Investments of varying maturities. International Corporate Investments are fixed or variable rate debt obligations, including bills, bonds, notes, debentures, money market instruments and similar instruments and securities. International Corporate Investments generally are used by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities, which represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. They may be issued or guaranteed by a U.S. Government agency or instrumentality, though not necessarily backed by the full faith and credit of the U.S., or may be issued by private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage banks, commercial banks, investment banks and special purpose entities. Private mortgage-backed securities may be supported by U.S. Government agency mortgage-backed securities or some form of non-governmental credit enhancement. Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage-backed securities market. In addition, changes in the market’s perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

Mortgage-backed securities are debt instruments that provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-backed securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property, or from refinancing or foreclosure, net of fees or costs that may be incurred. The mortgage-backed securities in which the Fund invests will typically pay variable rates of interest, although the Fund may invest in fixed-rate obligations as well.

Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities held by the Fund may exhibit additional volatility. This is known as extension risk. NAM expects that the Fund will focus its mortgage-backed investments principally in adjustable rate mortgage, which should minimize the Fund’s overall sensitivity to interest rate volatility and extension risk. However, because interest rates on most adjustable rate mortgage typically only reset periodically (e.g., monthly or quarterly), changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuation in the market value of these securities, including declines in market value as interest rates rise. In addition, adjustable and fixed rate mortgage-backed securities are subject to prepayment risk. This can reduce the Fund’s returns because the Fund may have to reinvest that money at lower prevailing interest rates. Below investment grade securities frequently have call features that allow an issuer to redeem a security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (commonly referred to as call protection). An issuer may redeem a lower grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Senior loans typically have no such call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be increased. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Asset-Backed Securities. The Fund may invest in certain asset-backed securities as discussed below. Asset-backed securities are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a Special Purpose Vehicle or “SPV”). These securitized payment claims are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the risk arising out of this diversified asset pool. On this basis, marketable securities are issued that, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.

        A collateralized loan obligation (“CLO”) is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically senior loans, are used as collateral supporting the various debt tranches issued by the SPV. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of CLO holders, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors. CLOs generally are secured by an assignment to a trustee under an indenture pursuant to which the bonds are issued of collateral consisting of a pool of debt instruments, usually, non-investment grade bank loans. Payments with respect to the underlying debt securities generally are made to the trustee under the indenture. CLOs are designed to be retired as the underlying debt instruments are repaid. In the event of sufficient early prepayments on such debt instruments, the class or series of CLO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CLOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure their priority with respect to other CLO tranches that remain outstanding. The credit quality of these securities depends primarily upon the quality of the underlying assets, their priority with respect to other CLO tranches and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement.

A collateralized debt obligation (“CDO”) is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically non-investment grade bonds, leveraged loans, and other asset-backed obligations, are used as collateral supporting the various debt and equity tranches issued by the SPV. CDOs operate similarly to CLOs and are subject to the same inherent risks.

Interest Rate and Total Return Swaps. The Fund may invest in interest rate swaps, total return swaps and other debt-related derivative instruments. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. In an interest rate swap, the Fund and another party exchange their respective commitments to pay each other floating for fixed rates of interest at a floating rate referenced to local short-term interest rates and a fixed rate referenced to the interest rate in the international (non-U.S.) local government securities market denominated in that non-U.S. market currency. For example, the Fund would agree to pay a short-term floating rate of interest (e.g., the three month London Interbank Offer Rate denominated in Euros (“Euro LIBOR”)) and receive a fixed rate of interest in Euros on a local 10 year debt instrument. This would enable the Fund to earn the current difference between Euro LIBOR and the higher fixed rate. Additionally, it would expose the Fund to changes in the level of 10 year interest rates in Europe. This would enable the Fund to benefit from falling 10 year Euro interest rates and conversely the Fund would experience a reduction in value if 10 year Euro interest rates rose. In a total return swap, the Fund exchanges with another party their respective commitments to pay or receive the total return of an underlying asset and a floating local short-term interest rate.

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The Fund usually will enter into interest rate swaps and total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions, including the risk that the counterparty may be unable to fulfill the transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. If NAM is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

Bond Futures and Forward Contracts. Bond futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific bond at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. Forward contracts are agreements to purchase or sell a specified security or currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers and are usually for less than one year, but may be renewed. Forward contracts are generally purchased or sold in OTC transactions.

Under regulations of the Commodity Futures Trading Commission (“CFTC”) currently in effect, which may change from time to time, with respect to futures contracts purchased by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Securities and Exchange Commission is that the Fund’s long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in order to counter the impact of any potential leveraging.

Parties to a futures contract must make “initial margin” deposits to secure performance of the contract. There are also requirements to make “variation margin” deposits from time to time as the value of the futures contract fluctuates.

Options on Currency Futures Contracts. Currency futures contracts are standardized agreements between two parties to buy and sell a specific amount of a currency at a set price on a future date. While similar to currency forward contracts, currency futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date. An option on a currency futures contract gives the holder of the option the right to buy or sell a position in a currency futures contract, at a set price and on or before a specified expiration date. Trading options on international (non-U.S.) currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

The Fund and NAM have claimed, respectively, an exclusion from registration as a commodity pool operator and as a commodity trading advisor under the Commodity Exchange Act (the “CEA”) and, therefore, neither the Fund, NAM, nor their officers and directors, are subject to the registration requirements of the CEA or regulation as a commodity pool operator or a commodity trading adviser under the CEA. The Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. In addition, certain provisions of the Code (as defined under “Tax Matters—Federal Income Tax Matters”) may limit the extent to which the Fund may enter into futures contracts or engage in options transactions. See “Tax Matters.”

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Interest Rate Transactions. In order to seek to hedge the value of the Fund’s portfolio to seek to increase the Fund’s return, the Fund may enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund may enter into these transactions to seek to increase its return, to preserve a return or spread on a particular investment or portion of its portfolio, or to seek to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may invest in interest rate swaps to seek to increase the Fund’s return, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates) in a given Eligible Country. The Fund is not required to pursue these portfolio strategies and may choose not to do so. The Fund cannot guarantee that any strategies it uses will work. In entering into these interest rate swap transactions the Fund may gain long (bought) and short (sold) positions through interest rate swaps with respect to the same Eligible Country. Any such short position will not count towards the 20% limitation (as a percentage of the Fund’s maximum Investment Exposure, equivalent to 35% of the Fund’s net assets) on the Fund’s short positions, but any such long positions will count towards the Fund’s maximum Investment Exposure.

Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a payment at a variable rate that is expected to approximate the rate on the Fund’s variable rate payment obligations. The payment obligations would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked-to-market daily.

The use of interest rate transactions, such as interest rate swaps and caps, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate swaps or caps could enhance or harm the overall performance on the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings. Buying interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset interest payments. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.

Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counter-party that NAM believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, NAM will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund’s investments.

In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund’s Common Shares.

Repurchase Agreements. The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily. The agreed-upon repurchase price determines the yield during the Fund’s holding period.

        Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in NAM’s opinion, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. NAM will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, NAM will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Segregation of Assets. As a closed-end investment company registered with the Securities and Exchange Commission, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various Securities and Exchange Commission and Securities and Exchange Commission staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other Securities and Exchange Commission or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward currency contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts, including NDFs, that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the Securities and Exchange Commission or its staff regarding asset segregation.

The Fund generally will use its Collateral to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable Securities and Exchange Commission and Securities and Exchange Commission staff positions. As a result of their segregation, the Collateral (or any other liquid asset segregated) may not be used for other operational purposes. See the Fund’s Prospectus under “Risks—Leverage Risk.” NAM will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments or the termination of the Indirect Investments.

ILLIQUID SECURITIES

The Fund may invest in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), that are deemed to be illiquid, and certain repurchase agreements. The Board of Trustees or its delegate has the ultimate authority to determine which securities are liquid or illiquid. The assets used to cover OTC derivatives used by the Fund will be considered illiquid until the OTC derivatives are sold to qualified dealers who agree that the Fund may repurchase them at a maximum price to be calculated by a formula set forth in an agreement. The “cover” for an OTC derivative subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the derivative. The Board of Trustees has delegated to NAM the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. The Board of Trustees has directed NAM when making liquidity determinations to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 50% of the value of its net assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable by NAM, if any, to protect liquidity.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the purchaser enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under the rules of the Securities and Exchange Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. Income generated by any such assets that provide taxable income for U.S. federal income tax purposes is includable in the taxable income of the Fund. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.

OTHER INVESTMENTS

Eurodollar Instruments and Yankee Bonds. The Fund may invest in Eurodollar instruments and Yankee bonds. Yankee bonds are U.S. dollar-denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions that might affect payment of principal or interest.

Zero Coupon and Payment-In-Kind Securities. The Fund’s investments in debt securities may be in the form of a zero coupon bond. Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest for the entire life of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. Payment-in-kind securities (“PIKs”) pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification to be taxed as a “regulated investment company” under the Code (as defined under “Tax Matters – Federal Income Tax Matters”), an investment company, such as the Fund, must distribute each year at least 90% of its investment company taxable income (as described under “Tax Matters – Federal Income Tax Matters”), including the original issue discount accrued on zero coupon bonds and PIKs. Because the Fund will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund in order to avoid unfavorable tax consequences. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements to its Common Shareholders even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero coupon bonds and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

DEFENSIVE POSITION; INVEST-UP PERIOD

During temporary defensive periods or in order to keep the Fund’s cash fully invested, including the period during which the net proceeds of the offering of Common Shares are being invested, the Fund may deviate from its investment objective to invest additional amounts in Collateral instead of in Direct Investments, Indirect Investments and International Corporate Investments and may not be able to achieve its investment objective. For a more complete discussion of the Fund’s portfolio composition, see the Fund’s Prospectus under “The Fund’s Investments.”

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OTHER INVESTMENT COMPANIES

The Fund may invest up to 10% of its net assets, including assets attributable to any FundPreferred shares that may be outstanding and the principal amount of any Borrowings, in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its net assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, or during periods when there is a shortage of attractive securities of the types in which the Fund may invest directly available in the market. As an investor in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. NAM will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Fund may invest directly. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described in the Fund’s Prospectus.

PORTFOLIO TRADING AND TURNOVER RATE

Portfolio trading may be undertaken to accomplish the Fund’s investment objective. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what NAM believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics. A security may also be sold when NAM anticipates a change in the price of such security, NAM believes the price of a security has reached or is near a realistic maximum, or there are other securities that NAM believes are more attractive given the Fund’s investment objectives.

The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objective. The Fund expects a moderate level of annual portfolio turnover. The turnover rate is not expected to exceed 100% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in NAM’s opinion, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. Although these commissions and expenses are not reflected in the Fund’s “Total Annual Expenses” on page 20 of the Fund’s Prospectus, they will be reflected in the Fund’s total return. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See “Tax Matters.”

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MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement with NAM (“the management agreement”), is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at nine. None of the trustees who are not “interested persons” of the Fund has ever been a director or employee of, or consultant to, Nuveen, NAM or their affiliates. The Board of Trustees is divided into three classes, Class I, Class II and Class III, with each class being elected to serve until the third succeeding annual shareholder meeting subsequent to its election or thereafter in each case when its respective successors are duly elected and qualified, as described below. Currently, Timothy R. Schwertfeger, Judith M. Stockdale and Carole E. Stone are slated in Class I, William C. Hunter, David J. Kundert and Eugene S. Sunshine are slated in Class II and Robert P. Bremner, Jack B. Evans, and William J. Schneider are slated in Class III. The officers of the Fund serve annual terms and are elected on an annual basis. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name and Address	Birthdate	Positions and Offices with the Fund and Year First Elected or Appointed	Principal Occupations, Including Other Directorships Held, During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Trustee who is an “interested person” of the Fund:

Timothy R. Schwertfeger* 333 West Wacker Drive Chicago, IL 60606	03/28/49	Chairman of the Board and Trustee, 2007 Class I	Director (since 1996) and Non-executive Chairman (since July 1, 2007), formerly, Chairman (1996 - June 30, 2007) of Nuveen Investments, Inc., Nuveen Investments, LLC;	176

*	Mr. Schwertfeger is an “interested person” of the Fund, as defined in the 1940 Act, because he is an officer and director of Nuveen Investments, Inc., Nuveen Investments, LLC and NAM.

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Name and Address	Birthdate	Positions and Offices with the Fund and Year First Elected or Appointed	Principal Occupations, Including Other Directorships Held, During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
			Chairman and Director (since 1997) of Nuveen Asset Management; Chairman and Director (since 1999) of Rittenhouse Asset Management, Inc.; Chairman of Nuveen Investments Advisers Inc. (since 2002); formerly, Chairman and Director of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (1996-2005); formerly, Director (1996-2006) of Institutional Capital Corporation.

Trustees who are not “interested persons” of the Fund:

Robert P. Bremner 333 West Wacker Drive Chicago, Il 60606	8/22/40	Lead Independent Trustee, 2007 Class III	Private Investor and Management Consultant.	176

Jack B. Evans[**] 333 West Wacker Drive Chicago, IL 60606	10/22/48	Trustee, 2007 Class III	President (since 1996), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Vice Chairman, United Fire Group, a publicly-held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee, Coe College and Iowa College Foundation; Member of the Advisory Counsil of the Department of Finance in the Tippie College of Business, University of Iowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	176

[**	As a result of his ownership of securities issued by , the parent company of , one of the principal underwriters of the Fund, the Fund believes that Mr. Evans may be deemed to be an interested person for as long as serves as principal underwriter to the Fund and, therefore, for purposes of this offering he is being treated as an interested person. Mr. Evans owns less than 1% of such securities outstanding and has abstained from voting on any items involving the appointment of as principal underwriter to the Fund.]

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Name and Address	Birthdate	Positions and Offices with the Fund and Year First Elected or Appointed	Principal Occupations, Including Other Directorships Held, During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 333 West Wacker Drive Chicago, IL 60606	3/6/48	Trustee, 2007 Class II	Dean (since July 2006), Tippie College of Business, University of Iowa; formerly, Dean and Distinguished Professor of Finance (2003-2006), School of Business at the University of Connecticut; previously, Senior Vice President and Director of Research (1995-2003) at the Federal Reserve Bank of Chicago; Director (since 1997), Credit Research Center at Georgetown University; Director (since 2004) of Xerox Corporation, a publicly-held company; Director (May 2005-October 2005) of SS&C Technologies, Inc.	176

David J. Kundert 333 West Wacker Drive Chicago, IL 60606	10/28/42	Trustee, 2007 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management; President and CEO, Banc One Investment Advisors Corporation; President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation; Chairman and CEO, Banc One Investment Management Group; Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors, Milwaukee Repertory Theater.	174

William J. Schneider 333 West Wacker Drive Chicago, IL 60606	9/24/44	Trustee, 2007 Class III	Chairman, formerly, Senior Partner and Chief Operating Officer (retired since 2004), Miller-Valentine Partners Ltd., a real estate investment company; formerly, Vice President, Miller-Valentine Realty; Board Member, Chair of the Finance Committee and Member of the Audit Committee, Premier Health Partners, the not-for-profit company of Miami Valley Hospital; Board Member, Director, Dayton Development Coalition; Vice President, Dayton Philharmonic Orchestra Association; Board Member, Regional Leaders Forum, which promotes cooperation on economic development issues; formerly, Member, Community Advisory Board, National City Bank, Dayton, Ohio and Business Advisory Council, Cleveland Federal Reserve Bank.	176

Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606	12/29/47	Trustee, 2007 Class I	Executive Director (since 1994), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director (1990-1994), Great Lakes Protection Fund.	176

Carole E. Stone 333 West Wacker Drive Chicago, IL 60606	6/28/47	Trustee, 2007 Class I	Director, Chicago Board Options Exchange (since 2006); Chair New York Racing Association Oversight Board (since 2005); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	176

Eugene S. Sunshine 333 West Wacker Drive Chicago, IL 60606	1/22/50	Trustee, 2007 Class II	Senior Vice President for Business and Finance (since 1997), Northwestern University; Director (since 2003), Chicago Board Options Exchange; Director (since 2006), Pathways, a provider of therapy and related information for physically disabled infants and young children; Chairman (since 1997), Board of Directors, Rubicon, an insurance company owned by Northwestern University; Director (since 1997), Evanston Chamber of Commerce and Evanston Inventure, a business development organization; formerly, Director (2003-2006), National Mentor Holdings, a privately-held, national provider of home and community-based services.	176

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Name and Address	Birthdate	Positions and Offices with the Fund and Year First Elected or Appointed	Principal Occupations, Including Directorships Held, During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Fund:

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606	9/9/56	Chief Administrative Officer, 2007	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President (since 1997), of Nuveen Asset Management; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Assistant Secretary (since 2002) of NWQ Investment Management Company, LLC; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary (since 2003) of Rittenhouse Asset Management, Inc. and Symphony Asset Management LLC; Assistant Secretary (since 2006) of Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary, formerly, Vice President of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.***; CFA charterholder.	176

Williams Adams IV 333 West Wacker Drive Chicago, IL 60606	6/9/55	Vice President (since 2007)	Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC, (since 1999), prior thereto, Managing Director of Structured Investments.	119

Julia L. Antonatos 333 West Wacker Drive Chicago, Il 60606	9/22/63	Vice President, 2007	Managing Director (since 2005), formerly Vice President (since 2002); formerly, Assistant Vice President (since 2000) of Nuveen Investments, LLC; CFA charterholder.	176

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606	1/11/62	Vice President (since 2007)	Managing Director, (since 2004), previously, Vice President (1993-2004) of Nuveen Investments LLC.	119

Michael T. Atkinson 333 West Wacker Drive Chicago, IL 60606	2/3/66	Vice President and Assistant Secretary, 2007	Vice President (since 2002), formerly Assistant Vice President (since 2000) of Nuveen Investments, LLC.	176

Peter H. D’Arrigo 333 West Wacker Drive Chicago, IL 60606	11/28/67	Vice President and Treasurer, 2007	Vice President and Treasurer (since 1999) of Nuveen Investments, LLC and of Nuveen Investments, Inc.; Vice President and Treasurer (since 2002) of Nuveen Asset Management and of Nuveen Investments Advisers Inc.; Assistant Treasurer (since 2002) of NWQ Investment Management Company, LLC; Vice President and Treasurer (since 2003) of Nuveen Rittenhouse Asset Management, Inc.; Treasurer (since 2003) of Symphony Asset Management LLC; and (since 2006) of Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC; formerly, Vice President and Treasurer (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.***; CFA charterholder.	176

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606	10/24/45	Vice President, 2007	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC; Managing Director (since 2004) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.***; Managing Director (since 2005) of Nuveen Asset Management.	176

William M. Fitzgerald 333 West Wacker Drive Chicago, IL 60606	3/2/64	Vice President, 2007	Managing Director (since 2002), formerly, Vice President of Nuveen Investments, LLC; Managing Director (since 2001) of Nuveen Asset Management; Vice President (since 2002) of Nuveen Investments Advisers Inc.; formerly, Managing Director (1997-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.***; CFA charterholder.	176

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Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606	5/31/54	Vice President and Controller, 2007	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; formerly, Vice President and Funds Controller (1998- 2004) of Nuveen Investments, Inc.; Certified Public Accountant.	176

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Name and Address	Birth date	Positions and Offices with the Fund and Year First Elected or Appointed	Principal Occupations, Including Directorships Held, During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606	2/24/70	Vice President and Chief Compliance Officer, 2007	Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006); Vice President, formerly, Assistant Vice President and Assistant General Counsel (since 2003) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003), formerly, Assistant Vice President of Nuveen Asset Management; previously, Associate (2001- 2003) at the law firm of Vedder, Price Kaufman & Kummholz.	176

David J. Lamb 333 West Wacker Drive Chicago, IL 60606	3/22/63	Vice President, 2007	Vice President (since 2000) of Nuveen Investments, LLC; Certified Public Accountant.	176

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606	8/27/61	Vice President, 2007	Vice President (since 1999) of Nuveen Investments, LLC.	176

Larry W. Martin 333 West Wacker Drive Chicago, IL 60606	7/27/51	Vice President and Assistant Secretary, 2007	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary (since 2002) of Nuveen Investments Advisers Inc.; Assistant Secretary of NWQ Investment Management Company, LLC (since 2002) and Symphony Asset Management LLC (since 2003); Assistant Secretary (since 2006) of Tradewinds Global Investors LLC; formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.***	176

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606	3/26/66	Vice President and Secretary, 2007	Vice President and Assistant General Counsel, Nuveen Investments, LLC (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	176

John V. Miller 333 West Wacker Drive Chicago, IL 60606	4/10/67	Vice President, 2007	Managing Director (since 2007), formerly, Vice President (2002-2007), of Nuveen Investments, LLC; CFA charterholder.	176

***	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

The Board of Trustees has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the compliance, risk management and regulatory oversight committee. Because the Fund is newly organized, none of the committees have met during the Fund’s last fiscal year. The executive committee will meet once prior to the commencement of the Fund’s operations.

Robert P. Bremner, Judith M. Stockdale and Timothy R. Schwertfeger, Chair, serve as members of the executive committee of the Board of Trustees of the Fund. The executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

The audit committee monitors the accounting and reporting policies and practices of the Fund, the quality and integrity of the financial statements of the Fund, compliance by the Fund with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the audit committee are Robert P. Bremner, Jack B. Evans, David J. Kundert, Chair, William J. Schneider and Eugene S. Sunshine.

          The nominating and governance committee is responsible for Board selection and tenure; selection and review of committees; and Board education and operations. In addition, the committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to trustee compensation; and has the resources and authority to discharge its responsibilities—including retaining special counsel and other experts or consultants at the expense of the Fund. In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources (including shareholders) as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Board Relations, Nuveen Investments, LLC, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make

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the final selection of any new trustees. The members of the nominating and governance committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone and Eugene S. Sunshine.

The dividend committee is authorized to declare distributions on the Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the dividend committee are Timothy R. Schwertfeger, Chair, Jack B. Evans and Judith M. Stockdale.

The compliance, risk management and regulatory oversight committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Fund that are not otherwise the jurisdiction of the other board committees. As part of its duties regarding compliance matters the committee is responsible for the oversight of the Pricing Procedures of the Fund and the Valuation Group. The members of the compliance, risk management and regulatory oversight committee are William J. Schneider, Chair, William C. Hunter, Judith M. Stockdale and Carole E. Stone.

The independent directors of the Nuveen Fund Board have appointed Robert P. Bremner as their Lead Director. The role of the Lead Director is one of coordination and assuring the appropriate, effective and efficient functioning of the Board and its processes. Specific responsibilities may include organizing and leading independent director sessions, facilitating and ensuring an appropriate level of communication among the independent directors, leading the assessment of the Board’s effectiveness, and working with NAM’s staff and outside counsel on Board meeting agendas, Board material and workshops for directors to ensure that the priorities of the independent directors are addressed.

The trustees are trustees of 57 Nuveen open-end funds and 119 closed-end funds, except David J. Kundert is trustee of 57 Nuveen open-end funds and 117 closed-end funds managed by NAM. None of the independent trustees, nor any of their immediate family members, has ever been a director, officer, or employee of, or a consultant to, NAM, Nuveen or their affiliates. In addition, none of the independent trustees owns beneficially or of record, any security of NAM, Nuveen, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NAM or Nuveen.

The trustees will be elected at the next annual meeting of shareholders by the Common Shareholders voting together as a single class. If elected, Class I trustees will serve until the annual meeting of shareholders in 2010; Class II trustees will serve until the annual meeting of shareholders in 2008; and Class III trustees will serve until the annual meeting of shareholders in 2009. As each trustee’s term expires, shareholders will be asked to elect trustees and such trustees shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. The staggered board provisions are included in the Fund’s by-laws which may be amended by a majority of the board. Holders of FundPreferred shares, if any, will be entitled to elect a majority of the Fund’s trustees under certain circumstances. See “Description of Shares—FundPreferred Shares—Voting Rights.”

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The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2006:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Timothy R. Schwertfeger	None	Over $100,000
Robert P. Bremner	None	Over $100,000
Jack B. Evans	None	Over $100,000
William C. Hunter	None	Over $100,000
David J. Kundert	None	Over $100,000
William S. Schneider	None	Over $100,000
Judith M. Stockdale	None	Over $100,000
Carole E. Stone	None	None
Eugene S. Sunshine	None	Over $100,000

No trustee who is not an interested person of the Fund owns beneficially or of record, any security of NAM, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NAM or Nuveen.

The following table sets forth estimated compensation to be paid by the Fund projected during the Fund’s first full fiscal year after commencement of operation. The Fund does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen serve without any compensation from the Fund. The Fund has a deferred compensation plan (the “Plan”) that

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permits any trustee who is not an “interested person” of the Fund to elect to defer receipt of all or a portion of his or her compensation as a trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Fund when the compensation would otherwise have been paid to the trustee. The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from a trustee’s deferral account, the trustee may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other fund’s obligations to make distributions under the Plan.

Name of Trustee	Estimated Aggregate Compensation from Fund(1)	Total Compensation from Fund and Fund Complex(2)	Amount of Total Compensation That Has Been Deferred(3)
Timothy R. Schwertfeger	$	$
Robert P. Bremner(4)
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone(5)
Eugene S. Sunshine

(1)	Based on the estimated compensation to be earned by the independent trustees for the 12-month period ending 12/31/2007, representing the Fund’s first full fiscal year, for services to the Fund.

(2)	Based on the compensation paid to the trustees for the one year period ending 12/31/2006 for services to the Nuveen open-end and closed-end funds. Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Nuveen funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen funds.

(3)	Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen funds) payable are stated above.

(4)	Robert P. Bremner was appointed Lead Director of the Board of Trustees. The Lead Director receives compensation of $20,000 annually.

(5)	Carole E. Stone was appointed to the Board of Trustees of the Nuveen funds, effective January 1, 2007.

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The Fund has no employees. Its officers are compensated by Nuveen Investments, Inc. (“Nuveen Investments”) or its affiliates.

INVESTMENT ADVISER

NAM, the Fund’s investment adviser, is responsible for determining the Fund’s overall investment strategy and its implementation. NAM also is responsible for managing operations and the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Fund. For additional information regarding the management services performed by NAM, including biographies of each of the Fund’s portfolio managers and further information about the investment management agreement between the Fund and NAM, see “Management of the Fund” in the Fund’s Prospectus.

NAM, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments. According to data from Thomson Financial, Nuveen Investments is the leading sponsor of closed-end exchange-traded funds as measured by number of funds (116) and the amount of fund assets under management (approximately $53 billion) as of March 31, 2007. Founded in 1898, Nuveen Investments, and its affiliates had approximately $116 billion in assets under management as of March 31, 2007. Nuveen Investments is a publicly-traded company.

Nuveen Investments provides investment services to financial advisors serving high-net-worth clients and institutional clients. Nuveen Investments markets its capabilities—which include tax-free investing, separately-managed accounts and market-neutral alternative investment portfolios—under four distinct brands: Nuveen, NWQ, Rittenhouse and Symphony. Nuveen Investments is listed on the New York Stock Exchange and trades under the symbol “JNC”.

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) to be acquired by an investor group majority-led by Madison Dearborn Partners, LLC. Madison Dearborn Partners, LLC is a private equity investment firm based in Chicago, Illinois. The merger is expected to be completed by the end of the year, subject to customary conditions, including obtaining the approval of Nuveen Investments’ stockholders, obtaining necessary fund and client consents sufficient to satisfy the terms of the Merger Agreement and expiration of certain regulatory waiting periods. The obligation of the investor group to consummate the merger is not conditioned on its obtaining financing. There can be no assurance that the merger described above will be consummated as contemplated or that necessary Board and shareholder approvals will be obtained.

The consummation of the merger will be deemed to be an “assignment” (as defined in the 1940 Act) of the investment management agreement between the Fund and NAM, and will result in the automatic termination of each agreement. Prior to the completion of the merger, it is anticipated that the Board of Trustees of the Fund will consider a new ongoing investment management agreement with NAM. If approved by the Board, the new ongoing agreement would be presented for shareholder approval, and by the Fund’s initial sole shareholder, anticipated to be NAM, and/or the public shareholders. Assuming such shareholder approval, the new ongoing agreement would take effect upon completion of the merger. If the new ongoing agreement is approved by the Fund’s initial sole shareholder, a meeting of the public shareholders would not be held to approve the agreement.

The investor group led by Madison Dearborn includes affiliates of Merrill Lynch. Upon consummation of the merger, it is anticipated that Merrill Lynch will be an indirect “affiliated person” (as that term is defined in the 1940 Act) of the Fund. As a result, the Fund would then generally be prohibited from entering into principal transactions with Merrill Lynch and certain of its affiliates. NAM does not believe that any such prohibition or limitation would have a materially adverse effect on the Fund’s ability to pursue its investment objective and policies. The investor group also is expected to include Wachovia and Wachovia Capital Partners, LLC, neither of which is expected to be an “affiliated person” of the Fund.

Nuveen Investments also reported on June 20, 2007 that Nuveen Investments’ Board of Directors appointed John P. Amboian as Chief Executive Officer of Nuveen Investments, effective July 1, 2007. Timothy R. Schwertfeger, Nuveen Investments’ Chairman and current Chief Executive Officer, will serve as non-executive Chairman of the Board of Directors of Nuveen Investments and will remain Chairman of the Board of each of the Nuveen funds (including the Fund).

PORTFOLIO MANAGERS

Unless otherwise indicated, the information below is provided as of the date of this Statement of Additional Information.

Portfolio Management Team. Andrew J. Stenwall and Saied Simozar are the Portfolio Managers of the Fund at NAM and have primary responsibility for the day-to-day implementation of the Fund’s investment strategy.

Other Accounts Managed. In addition to managing the Fund, Mr. Stenwall is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of April 24, 2007 unless otherwise indicated:

Type of Account Managed	Number of Accounts	Assets[*]
Registered Investment Company	5	$370.5 million
Other Pooled Investment	0	$0
Other Accounts	216	$77.8 million

In addition to managing the Fund, Dr. Simozar is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of September 30, 2006 unless otherwise indicated:

Type of Account Managed	Number of Accounts	Assets[*]
Registered Investment Company	5		$33.6 million
Other Pooled Investment	0	$
Other Accounts	82		$57.8 million

*	None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Mr. Stenwall and Dr. Simozar participate in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by NAM’s executive committee. The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. Mr. Stenwall’s and Dr. Simozar’s performance is formally evaluated annually and based on a variety of factors. Bonus compensation is primarily a function of NAM’s overall annual profitability and Mr. Stenwall’s and Dr. Simozar’s contribution as measured by the overall investment performance of client portfolios in the strategy each manages relative to the strategy’s general benchmark for one, three and five year periods (as applicable), as well as an objective review of stock recommendations and the quality of primary research, and subjective review of Mr. Stenwall’s and Dr. Simozar’s contributions to portfolio strategy, teamwork, collaboration and work ethic.

The total compensation package includes the availability of equity-based awards. NAM is a subsidiary of Nuveen Investments, which has augmented incentive compensation annually through individual awards of restricted stock and stock options, as determined through a collaborative process between Nuveen Investments and NAM’s executive committee.

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, a portfolio manager who manages multiple accounts is presented with the following potential conflicts:

•

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NAM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NAM has adopted procedures for allocating portfolio transactions across multiple accounts.

•

With respect to many of its clients’ accounts, NAM determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NAM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NAM may place separate, non-simultaneous, transactions for a Fund and other accounts, which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

•

The Fund is subject to different regulation than the other pooled investment vehicles and other accounts managed by the portfolio manager. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where NAM has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

NAM has adopted certain compliance procedures that are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Beneficial Ownership of Securities. As of the date of this Statement of Additional Information, neither Mr. Stenwall nor Dr. Simozar beneficially own any stock issued by the Fund.

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Unless earlier terminated as described below, the Fund’s management agreement with NAM will remain in effect until                     . The management agreement continues in effect from year to year so long as such continuation is approved at least annually by (1) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the management agreement, cast in person at a meeting called for the purpose of voting on such approval. The management agreement may be terminated at any time, without penalty, by either the Fund or NAM upon 60 days’ written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

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The Fund, NAM, Nuveen and other related entities have adopted codes of ethics that essentially prohibit certain of their personnel, including the Fund’s portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Text-only versions of the codes of ethics of the Fund, NAM and Nuveen can be viewed online or downloaded from the EDGAR Database on the Securities and Exchange Commission’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the Securities and Exchange Commission’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549 or by e-mail request at publicinfo@sec.gov.

The Fund invests its assets primarily in fixed income securities, derivative instruments and cash management securities. On rare occasions a Fund may acquire, directly or through a special purpose vehicle, equity securities of certain issuers whose securities the Fund already owns when such securities have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem. In the course of exercising control of a distressed issuer, NAM may pursue the Fund’s interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, but nevertheless provides reports to the Fund’s Board of Trustees on its control activities on a quarterly basis.

In the rare event that an issuer were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund’s Board of Trustees or its representative. A member of NAM’s legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, reports were filed with the Securities and Exchange Commission on Form N-PX, and the results provided to the Fund’s Board of Trustees and made available to shareholders as required by applicable rules.

In the event of a conflict of interest that might arise when voting proxies for the Fund, NAM will defer to the recommendation of an independent third party engaged to determine how the proxy should be voted, or, alternatively, members of NAM’s legal and compliance departments, in consultation with the Board of Trustees, will examine the conflict of interest and seek to resolve such conflict in the best interest of the Fund. If a member of NAM’s legal or compliance department or the Board of Trustees has a personal conflict of interest, that member will refrain from participating in the consultation.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available without charge by calling (800) 257-8787 or by accessing the Securities and Exchange Commission’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board of Trustees, NAM is responsible for decisions to purchase and sell securities for the Fund, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There generally is no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. Transactions in the over-the-counter market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting over-the-counter transactions. The Fund may place its over-the-counter transactions either directly with principal market makers, or with broker-dealers if that is consistent with NAM’s obligation to obtain best qualitative execution. In certain instances, the Fund may make purchases of underwritten issues at prices that include underwriting fees.

Portfolio securities may be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates or affiliates of NAM except in compliance with the 1940 Act.

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It is NAM’s policy to seek the best execution under the circumstances of each trade. NAM will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be NAM’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to NAM. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to NAM’s own research efforts, the receipt of research information is not expected to reduce significantly NAM’s expenses. While NAM will be primarily responsible for the placement of the business of the Fund, NAM’s policies and practices in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of the Fund.

NAM may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Fund and that may have investment objectives similar to those of the Fund. NAM seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by the Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where NAM reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where the Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from NAM’s management outweigh any disadvantage that may arise from NAM’s larger management activities and its need to allocate securities.

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DESCRIPTION OF SHARES

COMMON SHARES

For a description of the Fund’s Common Shares, see “Description of Shares—Common Shares” in the Fund’s Prospectus.

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FUNDPREFERRED SHARES

The Fund has no current intention of issuing FundPreferred shares. However, the Declaration authorizes the issuance of an unlimited number of FundPreferred shares in one or more classes or series, with rights as determined by the Board of Trustees of the Fund, by action of the Board of Trustees without the approval of the Common Shareholders. The terms of any FundPreferred shares that may be issued by the Fund may be the same as, or different from, the terms described below, subject to applicable law and the Declaration.

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Limited Issuance of FundPreferred Shares. Under the 1940 Act, the Fund could issue FundPreferred shares with an aggregate liquidation value of up to one-half of the value of the Fund’s total net assets, measured immediately after issuance of the FundPreferred shares. “Liquidation value” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the FundPreferred shares is less than one-half of the value of the Fund’s total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution.

Distribution Preference. The FundPreferred shares would have complete priority over the Common Shares as to distribution of assets.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of FundPreferred shares would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, holders of FundPreferred shares will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any Massachusetts business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights. In connection with any issuance of FundPreferred shares, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that FundPreferred shares be voting shares and have equal voting rights with Common Shares. Except as otherwise indicated in this Statement of Additional Information and except as otherwise required by applicable law, holders of FundPreferred shares would vote together with Common Shareholders as a single class.

In connection with the election of the Fund’s trustees, holders of FundPreferred shares, voting as a separate class, would be entitled to elect two of the Fund’s trustees, and the remaining trustees would be elected by Common Shareholders and holders of FundPreferred shares, voting together as a single class. In addition, if at any time dividends on the Fund’s outstanding FundPreferred shares would be unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding FundPreferred shares, voting as a separate class, would be entitled to elect a majority of the Fund’s trustees until all dividends in arrears have been paid or declared and set apart for payment.

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The affirmative vote of the holders of a majority of the Fund’s outstanding FundPreferred shares of any class or series, as the case may be, voting as a separate class, would be required to, among other things, (1) take certain actions that would affect the preferences, rights, or powers of such class or series or (2) authorize or issue any class or series ranking prior to the FundPreferred shares. Except as may otherwise be required by law, (1) the affirmative vote of the holders of at least two-thirds of the Fund’s FundPreferred shares outstanding at the time, voting as a separate class, would be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (2) the affirmative vote of the holders of at least two-thirds of the outstanding FundPreferred shares, voting as a separate class, would be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares; provided however, that such separate class vote would be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws. The affirmative vote of the holders of a majority of the outstanding FundPreferred shares, voting as a separate class, would be required to approve any action not described in the preceding sentence requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in a Fund’s investment objectives or changes in the investment restrictions described as fundamental policies under “Investment Restrictions” in this Statement of Additional Information. The class or series vote of holders of FundPreferred shares described above would in each case be in addition to any separate vote of the requisite percentage of Common Shares and FundPreferred shares necessary to authorize the action in question.

The foregoing voting provisions would not apply with respect to the Fund’s FundPreferred shares if, at or prior to the time when a vote was required, such shares would have been (1) redeemed or (2) called for redemption and sufficient funds would have been deposited in trust to effect such redemption.

Redemption, Purchase and Sale of FundPreferred Shares. The terms of the FundPreferred shares may provide that they are redeemable by the Fund at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase FundPreferred shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of FundPreferred shares by the Fund would reduce the leverage applicable to Common Shares, while any resale of such shares by the Fund would increase such leverage.

In the event of any future issuance of FundPreferred shares, the Fund likely would apply for ratings from an NRSRO. In such event, as long as FundPreferred Shares are outstanding, the composition of the Fund’s portfolio would reflect guidelines established by such NRSRO. Based on previous guidelines established by such NRSROs for the securities of other issuers, the Fund anticipates that the guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. However, at this time, no assurance can be given as to the nature or extent of the guidelines that may be imposed in connection with obtaining a rating of any FundPreferred shares.

BORROWINGS

The Fund has no current intention of incurring Borrowings. However, the Declaration authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue Borrowings (including bank borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund’s assets. In connection with such Borrowings, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements would increase the cost of any such Borrowings over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have an asset coverage of at least 300%. With respect to any such Borrowings, asset coverage means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, as with the issue of FundPreferred shares, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings on commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings would be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions that limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act would (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s status as a regulated investment company under the Code (as defined under “Tax Matters—Federal Income Tax Matters”), the Fund would repay the Borrowings. Any Borrowings will likely be ranked senior or equal to all other existing and future Borrowings of the Fund. The Fund also may borrow up to an additional 5% of its total assets for temporary purposes.

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REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, at any time when the FundPreferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued FundPreferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding FundPreferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the Securities and Exchange Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any Borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange or elsewhere, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange or elsewhere, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.

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Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund’s Common Shares and FundPreferred shares outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the Fund’s FundPreferred shares outstanding at the time, voting as a separate class, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or By-laws. See the Fund’s Prospectus under “Certain Provisions in the Declaration of Trust and By-Laws” for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, it would be required to redeem all FundPreferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund’s Common Shares would no longer be listed on the New York Stock Exchange or elsewhere. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act or rules thereunder) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end investment company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Shares at a time when FundPreferred shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund’s Prospectus under “Risks—Leverage Risk.”

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Before deciding whether to take any action if the Fund’s Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

FEDERAL INCOME TAX MATTERS

The following discussion of U.S. federal income tax matters is based upon the advice of Bell, Boyd & Lloyd LLP, special counsel to the Fund.

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a shareholder who is a U.S. person, as defined for U.S. federal income tax purposes, and that you hold your shares as a capital asset. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, non-U.S. country, or other taxing jurisdiction.

The Fund intends to elect to be treated and to qualify annually as a regulated investment company under the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or non-U.S. currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute each year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain (other than net capital gain which the Fund retains).

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Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years and on which the Fund paid no U.S. federal income tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed in the same manner as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Fund in computing its taxable income. Additionally, all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

DISTRIBUTIONS

Dividends paid out of the Fund’s investment company taxable income will generally be taxable to a shareholder as ordinary income to the extent of the Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital that is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

It is not expected that such dividends will qualify in any significant amounts for the Dividends Received Deduction or the reduced rate of taxation that applies to “qualified dividend income” received by individuals under Section 1(h)(11) of the Code. For taxable years beginning before January 1, 2011, qualified dividend income received by noncorporate shareholders is taxed at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria, although dividends paid by REITs will not generally be eligible to qualify as qualified dividend income. The Fund generally can pass the tax treatment of qualified dividend income it receives through to Fund shareholders. For the Fund to receive qualified dividend income, the Fund must hold the stock associated with an otherwise qualified dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the 181-day period beginning 90 days before the ex-dividend date, in the case of certain preferred stocks). In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. The same provisions, including the holding period requirements, apply to each shareholder’s investment in the Fund. For taxable years beginning on or after January 1, 2011, qualified dividend income will no longer be taxed at the rates applicable to long-term capital gains, and the maximum individual tax rate on long-term capital gains will increase to 20%, unless Congress enacts legislation providing otherwise.

Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the fair market value of a share of the Fund on the reinvestment date.

The Internal Revenue Service’s position in a published revenue ruling indicates that the Fund is required to designate distributions paid with respect to its Common Shares and its FundPreferred Shares, if any, as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, the Fund will designate dividends paid as capital gain dividends in a manner that allocates such dividends between the holders of the Common Shares and the holders of FundPreferred Shares, if any, in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law.

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Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

SALE OR EXCHANGE OF FUND SHARES

Upon the sale or other disposition of shares of the Fund that a shareholder holds as a capital asset, such shareholder may realize a capital gain or loss that will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. The maximum long-term capital gains rate for individuals is 15% (with lower rates for individuals in the 10% and 15% tax brackets) for taxable years beginning before January 1, 2011. Thereafter, the maximum rate will increase to 20%, unless Congress enacts legislation providing otherwise.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the original shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. In addition, any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed received by the shareholder with respect to such shares.

NATURE OF FUND’S INVESTMENTS

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not count toward the 90% of gross income requirement necessary for the Fund to qualify as a regulated investment company under the Code. The Fund may make certain tax elections in order to mitigate the effect of these provisions.

The Fund’s investment program and the tax treatment of Fund distributions may be affected by Internal Revenue Service interpretations of the Code and future changes in tax laws and regulations.

OPTIONS AND FUTURES CONTRACTS

The Fund’s transactions in options and futures contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the 98% distribution requirement for avoiding excise taxes. For example, the Fund expects to enter into transactions that would be treated as “Section 1256 Contracts” under the Code. In general, the Fund would be required to treat any Section 1256 Contracts as if they were sold for their fair market value at the end of the Fund’s taxable year, and would be required to recognize gain or loss on such deemed sale for U.S. federal income tax purposes even though the Fund did not actually sell the contract and receive cash. Forty percent of such gain or loss would be treated as short-term capital gain or loss and sixty percent of such gain or loss would be treated as long-term capital gain or loss. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company.

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Option positions that are not Section 1256 Contracts are not subject to the mark-to-market treatment described above but are governed by the rules described in this paragraph. Premiums received by the Fund for writing or selling call options are not included in income at the time of receipt. Rather, gain or loss is determined at the time the options lapse, are terminated in closing transactions, or are exercised. The character of the gain or loss for such options that lapse or terminate is determined under Code Section 1234. If such an option lapses, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction (including a cash settlement), the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. Because the Fund does not have control over the exercise of the call options it writes, such exercise or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times. With respect to a put or a call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be capital gain or loss, and will be short-term or long-term, depending upon the Fund’s holding period for the option. If such an option expires, the resulting loss is a capital loss, and will be short-term or long-term, depending upon the Fund’s holding period for the option. If such an option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security, and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

If positions held by the Fund were treated as “straddles” for U.S. federal income tax purposes, dividends on such positions would not constitute qualified dividend income subject to favorable income tax treatment. In addition, gain or loss on positions in a straddle is subject to special (and generally disadvantageous) rules.

NON-U.S. TAXES

Since the Fund may invest in non-U.S. securities, its income from such securities may be subject to non-U.S. taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund generally will not be entitled to a credit or deduction with respect to such taxes paid by the Fund.

PASSIVE FOREIGN INVESTMENT COMPANY

If the Fund purchases shares in a “passive foreign investment company” (a “PFIC”), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Fund. Alternatively, the Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement applicable to regulated investment companies and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as qualified dividend income.

CURRENCY FLUCTUATIONS

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on non-U.S. currency forward contracts and the disposition of debt securities denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also generally treated as ordinary income or loss. The Fund may elect out of the application of Section 988 of the Code with respect to the tax treatment of each of its foreign currency contracts to the extent (i) such contract is a capital asset in the hands of the Fund and is not part of a straddle transaction and (ii) the Fund makes an election by the close of the day the contract is entered into to treat the gain or loss attributable to such contract as capital gain or loss. The Fund expects to meet these requirements and to elect out of Section 988 with respect to each of its non-U.S. currency contracts.

RECOGNITION OF INCOME IN THE ABSENCE OF CASH

Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year that the securities are held, even though the Fund receives no cash interest payments. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, the Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income that the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of U.S. federal income tax and the nondeductible 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

The Code imposes constructive sale treatment for U.S. federal income tax purposes on certain hedging strategies with respect to appreciated financial positions. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or “offsetting notional principal contracts” (as defined by the Code) with respect to, or futures or forward contracts to deliver, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. The Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as these transactions.

INVESTMENTS IN SECURITIES OF UNCERTAIN TAX CHARACTER

The Fund may invest in preferred securities, convertible securities or other securities the U.S. federal income tax treatment of which is uncertain or subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax from all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The backup withholding percentage is 28% for amounts paid through 2010, after which time the rate will increase to 31% absent legislative change. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

NON-U.S. SHAREHOLDERS

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a non-U.S. trust or estate, a non-U.S. corporation or non-U.S. partnership (a “non-U.S. shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is withheld from such distributions. However, U.S. source withholding taxes are not imposed on dividends paid by regulated investment companies to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a non-U.S. person and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of regulated investment companies beginning before January 1, 2008. Prospective investors should consult their tax advisors concerning the potential effect on them of these and other changes made by this legislation.

Any gain a non-U.S. shareholder realizes upon the sale or exchange of such shareholder’s shares of the Fund, any capital gain dividends, and any amounts retained by the Fund that are designated as undistributed capital gains will not be subject to U.S. federal withholding tax unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See “Tax Matters—Backup Withholding” above.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

REGULATIONS ON “REPORTABLE TRANSACTIONS”

Under Treasury regulations, if a shareholder recognizes a loss with respect to Common Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

OTHER TAXES

Fund shareholders may be subject to state, local and non-U.S. taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

34

EXPERTS

The Financial Statements of the Fund as of                     , 2007 appearing in this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides accounting and auditing services to the Fund. The principal business address of PricewaterhouseCoopers LLP is One North Wacker Drive, Chicago, Illinois 60606.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, 250 Royall Street, Canton, Massachusetts 02021.

35

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Commission, Washington, D.C. The Fund’s Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Securities and Exchange Commission’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

36

Report of Independent Registered Public Accounting Firm

37

FINANCIAL STATEMENTS

NUVEEN MULTI-CURRENCY INCOME FUND

Statement of Assets and Liabilities

                        , 2007

38

NUVEEN MULTI-CURRENCY INCOME FUND

Statement of Operations

39

APPENDIX A

Ratings of Investments

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper.

Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based in varying degrees, on the following considerations:

1.	Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.	Nature of and provisions of the obligation; and

3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentration applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, And C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A Subordinated debt or preferred stock obligation rated ‘C’ is CURRENTLY HIGHLY VULNERABLE to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arreas on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r

This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc. — A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Municipal Bonds

Aaa

Bonds that are rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds that are rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in ‘Aaa’ securities.

A

Bonds that are rated ‘A’ possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa

Bonds that are rated ‘Baa’ are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds that are rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds that are rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds that are rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds that are rated ‘Ca’ represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds that are rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

#(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. Government, Resolution Funding Corporation debt obligations.

Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

(P) : When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Short-Term Loans

MIG 1/VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Commercial Paper

Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings — A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, and D Default

The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade. B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

B

Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Nuveen Multi-Currency Government Income Fund

Common Shares

STATEMENT OF ADDITIONAL INFORMATION

                    , 2007

PART C - OTHER INFORMATION

Item 25:	Financial Statements and Exhibits

1.	Financial Statements:

Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act will be filed with a Pre-effective Amendment to the Registration Statement.

2.	Exhibits:

a.1	Declaration of Trust dated May 21, 2007. Filed on May 25, 2007 as Exhibit a to Registrant’s Registration Statement on Form N-2 (File No. 333-143269) and incorporated herein by reference.

a.2	Amended and Restated Declaration of Trust dated July 9, 2007.

b.	By-laws of Registrant. Filed on May 25, 2007 as Exhibit b to Registrant’s Registration Statement on Form N-2 (File No. 333-143269) and incorporated herein by reference.

c.	None.

d.	Not Applicable.

e.	Terms and Conditions of the Automatic Dividend Reinvestment Plan.*

f.	None.

g	Investment Management Agreement between Registrant and Nuveen Asset Management dated , 2007.*

h.1	Form of Underwriting Agreement.*

h.2	Form of Master Selected Dealers Agreement.*

h.3	Form of Nuveen Master Selected Dealer Agreement.*

h.4	Form of Master Agreement Among Underwriters.*

h.5	Form of Dealer Letter Agreement.*

i.	Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees.*

j.	Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated February 25, 2005.*

k.	Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated October 7, 2002.*

l.1	Opinion and consent of Bell, Boyd & Lloyd LLP.*

l.2	Opinion and consent of Bingham McCutchen LLP.*

m.	Not Applicable.

n.	Consent of PricewaterhouseCoopers LLP.

o.	None.

p.	Subscription Agreement of Nuveen Asset Management dated , 2007.*

q.	None.

r.	Code of Ethics of Nuveen Exchange-Traded Funds and Nuveen Asset Management.*

s.	Powers of Attorney.

*	To be filed by amendment.

Item 26:	Marketing Arrangements

See Sections          and      of the Form of Underwriting Agreement filed as Exhibit h.1 to this Registration Statement.

See Sections      and      of the Form of          Master Selected Dealers Agreement filed as Exhibit h.2 to this Registration Statement and the Introductory Paragraph and Sections 2 and 3 of the Form of Nuveen Master Selected Dealer Agreement filed as Exhibit h.3 to this Registration Statement.

See Sections      and      of the Form of          Master Agreement Among Underwriters filed as Exhibit h.4 to this Registration Statement.

See Paragraph e of the Form of Dealer Letter Agreement between Nuveen and the underwriters filed as Exhibit h.5 to this Registration Statement.

Item 27:	Other Expenses of Issuance and Distribution

Securities and Exchange Commission fees		$.61
National Association of Securities Dealers, Inc. fees		502.00
Printing and engraving expenses		*
Legal Fees		*
Exchange listing fees		*
Blue Sky filing fees and expenses		*
Miscellaneous expenses		*

Total	$	*

*	To be provided by amendment.

Item 28:	Persons Controlled by or under Common Control with Registrant

Not applicable.

Item 29:	Number of Holders of Securities

At July 13, 2007:

Title of Class	Number of Record Holders
Common Shares, $0.01 par value	0

Item 30:	Indemnification

Section 4 of Article XII of the Registrant’s Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

(a)	against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b)	with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c)	in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

(i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

(a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by Investment Adviser and Mutual Fund Professional and Directors and Officers Liability policies in the aggregate amount of $50,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, except for matters that involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $1,000,000 deductible for operational failures (after the deductible is satisfied, the insurer would cover 80% of any operational failure claims and the Fund would be liable for 20% of any such claims) and $1,000,000 deductible for all other claims, with $0 deductible for individual insureds.

Section      of the Form of Underwriting Agreement filed as Exhibit h.1 to this Registration Statement provides for each of the parties thereto, including the Registrant and the underwriters, to indemnify the others, their trustees, directors, certain of their officers, trustees, directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31:	Business and Other Connections of Investment Adviser

Nuveen Asset Management (“NAM”) serves as investment adviser to separately managed accounts, closed-end management investment companies and to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Investment Trust, Nuveen Investment Trust II, Nuveen Investment Trust III, Nuveen Investment Trust V and Nuveen Managed Account Portfolios Trust.

NAM has no other clients or business at the present time. For a description of any other business, profession, vocation or employment of a substantial nature in which any director or officer of the investment adviser who serves as officer or Trustee of the Registrant has engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under “Management of the Fund” in Part B of this Registration Statement. Such information for the remaining executive officers of NAM appears below:

Name and Position with NAM	Other Business Profession, Vocation or Employment During Past Two Fiscal Years

John P. Amboian, President and Director	Chief Executive Officer, President and Director of Nuveen Investments, Inc. and Nuveen Investments, LLC; President and Director of Rittenhouse Asset Management, Inc. and Nuveen Investments Advisers, Inc.; President of NWQ Holdings, LLC and Nuveen Investments Institutional Services Group LLC.

Stuart J. Cohen, Vice President, Assistant Secretary and Assistant General Counsel	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC, Nuveen Investments Holdings, Inc., NWQ Holdings, LLC, Nuveen Investments Institutional Services Group LLC, and Rittenhouse Asset Management, Inc.; Vice President of Nuveen Investments Advisers Inc; Assistant Secretary of Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC and Symphony Asset Management, LLC.

Sherri A. Hlavacek, Vice President and Corporate Controller	Vice President and Corporate Controller of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Investments Holdings, Inc., Nuveen Investments Advisers Inc. and Rittenhouse Asset Management, Inc.; Vice President of NWQ Holdings, LLC, Nuveen Investments Advisers Inc. and Nuveen Investments Institutional Services Group LLC; Certified Public Accountant.

Mary E. Keefe, Managing Director and Chief Compliance Officer	Managing Director (since 2004) and Director of Compliance of Nuveen Investments, Inc.; Managing Director and Chief Compliance Officer of Nuveen Investments, LLC, Nuveen Investments Advisers Inc., Nuveen Investments Institutional Services Group LLC and Rittenhouse Asset Management, Inc.; Chief Compliance Officer of Symphony Asset Management, LLC and NWQ Investment Management Company, LLC; formerly, Head of Global Compliance (January 2004 - May 2004) of Citadel Investment Group; Director, Midwest regional Office (1994 - 2003), United States Securities and Exchange Commission.

John L. MacCarthy, Senior Vice President and Secretary	Senior Vice President, Secretary and General Counsel (since 2006) of Nuveen Investments, Inc., Nuveen Investments, LLC, Rittenhouse Asset Management, Inc. and Nuveen Investments Holdings, Inc.; Senior Vice President and Secretary (since 2006) of Nuveen Investments Advisers Inc., NWQ Holdings, LLC and Nuveen Investments Institutional Services Group LLC; Assistant Secretary (since 2006) of NWQ Investment Management Company, LLC and Tradewinds Global Investors, LLC; Secretary of Symphony Asset Management, LLC and Santa Barbara Asset Management, LLC; formerly, Partner at law firm of Winston & Strawn LLP.

Glenn R. Richter, Executive Vice President	Executive Vice President, Chief Administrative Officer of Nuveen Investments, Inc. (since 2006); Executive Vice President of Nuveen Investments, LLC; Executive Vice President of Nuveen Investments Holdings, Inc.; Chief Administrative Officer of NWQ Holdings, LLC; formerly, Executive Vice President and Chief Financial Officer of RR Donnelley & Sons (2004-2005); prior thereto, Executive Vice President (2004) and Chief Financial Officer of Sears, Roebuck and Co. (2002).

The principal business address of Nuveen Investments, Inc. and its affiliates is 333 West Wacker Drive, Chicago, Illinois 60606.

Item 32:	Location of Accounts and Records

NAM, 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-laws, minutes of Trustees’ and shareholders’ meetings and contracts of the Registrant and all advisory material of the investment adviser.

State Street Bank and Trust Company, 250 Royall Street, Canton, Massachusetts 02021, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by NAM.

Item 33:	Management Services

Not applicable.

Item 34:	Undertakings

1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if: (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement; or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2. Not applicable.

3. Not applicable.

4. Not applicable.

5. The Registrant undertakes that:

a. For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

b. For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 13th day of July, 2007.

NUVEEN MULTI-CURRENCY INCOME FUND

/s/ Kevin J. McCarthy
Kevin J. McCarthy, Vice President and Secretary

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Stephen D. Foy Stephen D. Foy	Vice President and Controller (principal financial and accounting officer)	July 13, 2007

/s/ Gifford R. Zimmerman Gifford R. Zimmerman	Chief Administrative Officer (principal executive officer)	July 13, 2007

Timothy R. Schwertfeger*	Chairman of the Board and Trustee

Robert P. Bremmer*	Trustee

Jack B. Evans*	Trustee

William C. Hunter*	Trustee

David J. Kundert*	Trustee

William J. Schneider*	Trustee

Judith M. Stockdale*	Trustee

Carole E. Stone*	Trustee

Eugene S. Sunshine*	Trustee

By:	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Attorney-In-Fact
July 13, 2007

*	The original powers of attorney authorizing Kevin J. McCarthy, Larry W. Martin, Gifford R. Zimmerman and Eric Fess to execute this Registration Statement, and Amendments thereto, for the trustees of the Registrant on whose behalf this Registration Statement is filed, have been executed and are filed herewith as Exhibit s.

INDEX TO EXHIBITS

a.1	Declaration of Trust dated May 21, 2007. Filed on May 25, 2007 as Exhibit a to Registrant’s Registration Statement on Form N-2 (File No. 333-143269) and incorporated by reference herein.

a.2	Amended and Restated Declaration of Trust dated July 9, 2007.

b.	By-Laws of Registrant. Filed on May 25, 2007 as Exhibit b to Registrant’s Registration Statement on Form N-2 (File No. 333-143269) and incorporated by reference herein.

c.	None.

d.	Not Applicable.

e.	Terms and Conditions of the Automatic Dividend Reinvestment Plan.*

f.	None.

g.	Investment Management Agreement between Registrant and Nuveen Asset Management dated , 2007.*

h.1	Form of Underwriting Agreement.*

h.2	Form of Master Selected Dealers Agreement.*

h.3	Form of Nuveen Master Selected Dealer Agreement.*

h.4	Form of Master Agreement Among Underwriters.*

h.5	Form of Dealer Letter Agreement.*

i.	Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees.*

j.	Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated February 25, 2005.*

k.	Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated October 7, 2002.*

l.1	Opinion and consent of Bell, Boyd & Lloyd LLP.*

l.2	Opinion and consent of Bingham McCutchen LLP.*

m.	Not Applicable.

n.	Consent of PricewaterhouseCoopers LLP.

o.	None.

p.	Subscription Agreement of Nuveen Asset Management dated , 2007.*

q.	None.

r.	Code of Ethics of Nuveen Exchange-Traded Funds and Nuveen Asset Management.*

s.	Powers of Attorney.

*	To be filed by amendment.